EXHIBIT 99.1

ESTIMATED RESERVES AND FUTURE NET REVENUE

AS OF

APRIL 1, 2007

ATTRIBUTABLE TO INTERESTS

OWNED BY

REOSTAR ENERGY CORP.

IN CERTAIN PROPERTIES

LOCATED IN

COOKE, MONTAGUE, NAVARRO, AND WISE COUNTIES, TEXAS

EXECUTIVE SUMMARY

(SEC CASE)
FORREST A. GARB & ASSOCIATES, INC.
INTERNATIONAL PETROLEUM CONSULTANTS

**FORREST A. GARB & ASSOCIATES, INC.**

INTERNATIONAL PETROLEUM CONSULTANTS
5310 HARVEST HILL ROAD, SUITE 275, LB 152
DALLAS, TEXAS 75230 - 5805
(972)788-1110 Telefax (972)991-3160 (E MAIL) forgarb@forgarb.com

June 28, 2007

Mr. Mark Zouvas
ReoStar Energy Corp.
5416 Birchman Avenue
Ft. Worth, TX 76107

Re: SEC Case

Dear Mr. Zouvas:

At your request, Forrest A. Garb & Associates, Inc. (FGA) has estimated the reserves and future net revenue, as of April 1, 2007, attributable to interests owned by ReoStar Energy Corp. (ReoStar) in certain oil and gas properties in the Corsicana and Barnett Shale projects located in Cooke, Montague, Navarro, and Wise counties, Texas.

This report has been prepared using the guidelines of the Securities and Exchange Commission, which specify a 10 percent discount factor and constant oil and gas prices and costs. Table 1 summarizes the estimated reserves and revenue. Tables 2 and 3 summarize the reserves and revenue by major project area.

**Table 1: Grand Total Summary**

| | Estimated Net Reserves[1] | | Estimated Future Net Revenue (M$)[2] | |
|---|---|---|---|---|
| **Proved Reserve Category** | **Oil and Condensate (MBbl)[3]** | **Gas (MMcf)[4]** | **Undiscounted** | **Discounted at 10% Per Year[5]** |
| Developed | | | | |
| Producing | 156.38 | 999.40 | 8,007.55 | 5,183.50 |
| Non-producing | 63.67 | 528.37 | 5,113.94 | 2,325.32 |
| Behind pipe | 18.08 | 236.13 | 1,872.74 | 1,377.15 |
| Undeveloped | 11,439.25 | 1,628.13 | 456,685.67 | 172,082.30 |
| **Total Proved[6]** | **11,677.38** | **3,392.03** | **471,679.90** | **180,968.26** |

[1] The definitions for all reserves incorporated in this study have been set forth in this report.
[2] M$ = thousands of dollars.
[3] MBbl = thousands of barrels.
[4] MMcf = millions of cubic feet.
[5] The discounted future net revenue is not represented to be the fair market value of these reserves.
[6] The reserves and revenues in the summary table were estimated using the PHDWin economics program. Due to the rounding procedures used in this program, there may be slight differences in the calculated and summed values.

**Table 2: Barnett Project Area Summary**

| Proved Reserve Category | Estimated Net Reserves[1] Oil and Condensate (MBbl)[3] | Estimated Net Reserves[1] Gas (MMcf)[4] | Estimated Future Net Revenue (M$)[2] Undiscounted | Estimated Future Net Revenue (M$)[2] Discounted at 10% Per Year[5] |
|---|---|---|---|---|
| Developed | | | | |
| Producing | 50.66 | 999.40 | 5,823.82 | 4,079.42 |
| Non-producing | 63.67 | 528.37 | 5,113.94 | 2,325.32 |
| Behind pipe | 18.08 | 236.13 | 1,872.74 | 1,377.15 |
| Undeveloped | 137.39 | 1,628.13 | 5,562.81 | 2,323.38 |
| **Total Proved[6]** | **269.80** | **3,392.03** | **18,373.32** | **10,105.27** |

**Table 3: Corsicana Project Area Summary**

| Proved Reserve Category | Estimated Net Reserves[1] Oil and Condensate (MBbl)[3] | Estimated Net Reserves[1] Gas (MMcf)[4] | Estimated Future Net Revenue (M$)[2] Undiscounted | Estimated Future Net Revenue (M$)[2] Discounted at 10% Per Year[5] |
|---|---|---|---|---|
| Developed | | | | |
| Producing | 105.72 | 0.00 | 2,183.73 | 1,104.08 |
| Non-producing | 0.00 | 0.00 | 0.00 | 0.00 |
| Undeveloped | 11,301.86 | 0.00 | 451,122.86 | 169,758.91 |
| **Total Proved[6]** | **11,407.58** | **0.00** | **453,306.58** | **170,862.99** |

The attached report presents projections of production and revenue for the interests studied. Also provided is a discussion of engineering and economic considerations incorporated in the forecasts.

ReoStar provided ownership interest in the properties, and FGA accepted the extent and character of ownership (working interest and net revenue interest) as represented. Our staff conducted no independent well tests, property inspections, or audits of completion and operating expenses as part of this study.

FGA is an independent firm of geologists and petroleum engineers. Neither the firm nor its employees own any interest in the properties studied, nor have we been employed on a contingency basis.

We appreciate the opportunity to submit this evaluation. Should you have any questions, please do not hesitate to call.

**FORREST A. GARB & ASSOCIATES, INC.**

This report was prepared under the supervision of W.D. Harris III, Registered Professional Engineer No. 75222, State of Texas.


STATE OF TEXAS
W.D. HARRIS III
75222
REGISTERED
PROFESSIONAL ENGINEER

Yours truly,

Forrest A. Garb & Associates, Inc.

W. D. Harris III
Chief Executive Officer
Forrest A. Garb & Associates, Inc.

MAM

FORREST A. GARB & ASSOCIATES, INC.

## TABLE OF CONTENTS

I. INTRODUCTION

II. ENGINEERING

III. ECONOMIC CONSIDERATIONS

IV. ATTACHMENTS

## FORREST A. GARB & ASSOCIATES, INC.

### I. INTRODUCTION

At your request, Forrest A. Garb & Associates, Inc. (FGA) has estimated the reserves and future net revenue, as of April 1, 2007, attributable to interests owned by ReoStar Energy Corp. (ReoStar) in certain oil and gas properties in the Corsicana and Barnett Shale projects located in Cooke, Montague, Navarro, and Wise counties, Texas.

### II. ENGINEERING

The basis for estimating the proved producing reserves was the extrapolation of historical production. Analogy was used for forecasting producing wells which did not have sufficient production history to establish a decline trend. Production histories were obtained from a third party industry data provider and supplemented by ReoStar.

Barnett Shale proved developed non-producing reserves were attributed to secondary fracture stimulation treatments conducted as each well's producing rate dropped to an economically marginal rate. The performance of the fracture stimulation treatment was estimated from successful treatments previously conducted in ReoStar's acreage and other surrounding Barnett Shale completions. Analogy was used to estimate Barnett Shale proved undeveloped reserves. Secondary fracture treatments are also included in the proved undeveloped reserves.

Corsicana proved undeveloped reserves were assigned based on the implementation of a polymer flood. A successful polymer flood pilot was conducted in the J.O. Burke lease in the Corsicana field and the polymer flood related reserves were established based on the results of this pilot.

The available geologic and engineering data were furnished by ReoStar for FGA's review in consideration of reserves estimating for all reserve categories reported. Gas volumes are expressed in millions of cubic feet (MMcf) at standard temperature and pressure. The oil reserves shown in this study include crude oil and/or condensate. Oil volumes are expressed in thousands of barrels (MBbl), with one barrel equivalent to 42 United States gallons.

### III. ECONOMIC CONSIDERATIONS

Securities and Exchange Commission (SEC) pricing guidelines were used to set the base oil and gas prices. A base oil price of $65.94 per barrel (Bbl) and a base gas price of $7.50 per million British thermal unit (MMBtu) were used in this study, which were the NYMEX oil and gas prices as of March 31, 2007. Adjustments were made to the oil and gas prices for regional price differentials and gas Btu content at the individual property level where available. The oil and gas prices were held constant for the economic life of the properties as specified by the SEC.

Lease operating expenses were provided by ReoStar. Capital expenditures are included as required for workovers, secondary fracture treatments, the future development of new wells, and for production equipment. Permits have been acquired for the Corsicana polymer injection, and a significant amount of the facilities required for the polymer injection program have already been completed. All prices and costs have been held constant in this evaluation.

The estimated future net revenues shown are those that should be realized from the sale of estimated oil and gas reserves after the deduction of severance taxes, ad valorem taxes, and

direct operating costs. No deductions have been made for federal income taxes or other indirect costs, such as interest expense and loan repayments.

Grand total summary projections by project area and reserve category (including one-line summaries for the individual properties) are presented in Attachment A.

The individual properties have been ranked in descending order of discounted future net revenue value. This ranking is presented as Attachment B.

Attachment C presents the definitions of proved oil and gas reserves in accordance with SEC Regulation S-X. General comments regarding this report and the estimation of future reserves and revenue are presented in Attachment D.

## IV. ATTACHMENTS

A. CATEGORY AND ONE-LINE SUMMARIES

B. RANKING OF PROVED PROPERTIES IN DESCENDING ORDER OF DISCOUNTED FUTURE NET REVENUE VALUE

C. DEFINITIONS FOR OIL AND GAS RESERVES

D. GENERAL COMMENTS

FORREST A. GARB & ASSOCIATES, INC.

# ATTACHMENT A

# CATEGORY AND ONE-LINE SUMMARIES

Date : 6/28/2007 9:04:59AM
**Partner :** All Cases

# ECONOMIC SUMMARY PROJECTION

**Grand Total**

**ReoStar Energy**
**Custom Selection**
**Discount Rate :** 10.00
**As of :** 4/1/2007

**Est. Cum Oil Mbbl :** **9,364.36**
**Est. Cum Gas (MMcf) :** **1,315.13**
**Est. Cum Water (Mbbl) :** **23,690.82**

Total

| | Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2007 | 100.17 | 939.22 | 27.13 | 247.44 | 63.01 | 7.08 | 3,460.89 | 0.00 | 431.43 | 293.55 | 5,396.57 | -2,660.66 | -2,449.87 |
| | 2008 | 267.29 | 1,618.90 | 82.60 | 349.73 | 62.24 | 7.10 | 7,622.91 | 0.00 | 1,312.54 | 613.09 | 10,359.47 | -4,662.20 | -6,537.06 |
| | 2009 | 548.56 | 1,795.65 | 317.99 | 372.73 | 61.01 | 7.09 | 22,044.24 | 0.00 | 2,315.27 | 1,641.72 | 16,043.76 | 2,043.49 | -4,795.31 |
| | 2010 | 923.11 | 1,445.46 | 625.17 | 300.00 | 60.80 | 7.10 | 40,144.22 | 0.00 | 3,775.05 | 2,911.93 | 661.38 | 32,795.86 | 18,839.51 |
| | 2011 | 1,227.94 | 1,283.31 | 895.32 | 261.52 | 60.72 | 7.14 | 56,232.92 | 0.00 | 4,184.99 | 4,046.58 | 8,054.45 | 39,946.91 | 45,078.73 |
| | 2012 | 890.72 | 970.54 | 679.03 | 204.20 | 60.67 | 7.14 | 42,653.74 | 0.00 | 4,820.20 | 3,070.57 | 2,367.92 | 32,395.05 | 64,274.83 |
| | 2013 | 828.01 | 777.48 | 633.94 | 169.88 | 60.65 | 7.13 | 39,660.55 | 0.00 | 5,558.89 | 2,850.93 | 17,343.90 | 13,906.82 | 71,950.90 |
| | 2014 | 909.09 | 722.45 | 703.88 | 174.61 | 60.66 | 7.13 | 43,939.45 | 0.00 | 6,931.07 | 3,155.71 | 37.50 | 33,815.17 | 88,336.52 |
| | 2015 | 1,196.47 | 630.32 | 947.25 | 146.05 | 60.63 | 7.15 | 58,479.24 | 0.00 | 6,274.32 | 4,182.21 | 7,232.78 | 40,789.94 | 106,346.57 |
| | 2016 | 829.67 | 560.70 | 657.59 | 128.62 | 60.63 | 7.16 | 40,793.98 | 0.00 | 5,492.43 | 2,922.99 | 2,978.47 | 29,400.10 | 118,094.77 |
| | 2017 | 858.81 | 555.97 | 666.94 | 123.22 | 60.65 | 7.16 | 41,331.57 | 0.00 | 5,722.59 | 2,960.03 | 7,008.70 | 25,640.24 | 127,376.78 |
| | 2018 | 816.52 | 531.21 | 626.26 | 114.59 | 60.64 | 7.16 | 38,796.48 | 0.00 | 5,809.18 | 2,778.22 | 5,280.02 | 24,929.06 | 135,457.85 |
| | 2019 | 923.36 | 452.05 | 733.42 | 97.00 | 60.62 | 7.16 | 45,156.82 | 0.00 | 6,001.39 | 3,226.17 | 7,852.33 | 28,076.94 | 143,700.36 |
| | 2020 | 899.07 | 412.91 | 730.36 | 88.67 | 60.62 | 7.16 | 44,910.08 | 0.00 | 5,550.15 | 3,206.92 | 7,310.79 | 28,842.22 | 151,372.38 |
| | 2021 | 980.63 | 376.17 | 796.67 | 80.97 | 60.62 | 7.16 | 48,872.51 | 0.00 | 5,754.32 | 3,486.65 | 4,738.48 | 34,893.07 | 159,788.14 |
| Rem. | | 3,218.70 | 2,371.14 | 2,553.81 | 532.79 | 60.63 | 7.18 | 158,652.30 | 0.00 | 27,627.38 | 11,373.93 | 8,123.10 | 111,527.89 | 21,180.12 |
| **Total** | **50.0** | 15,418.11 | 15,443.47 | **11,677.38** | **3,392.03** | **60.68** | **7.13** | **732,751.89** | **0.00** | **97,561.19** | **52,721.20** | **110,789.60** | **471,679.90** | **180,968.26** |
| Ult. | | **24,782.47** | **16,758.60** | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 4.070 |
| Return on Investment (undisc) : | 5.257 |
| Years to Payout : | 4.83 |
| Internal Rate of Return (%): | 108.06 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| **PW 5.00% :** | **284,706.07** | **PW 20.00% :** | **83,221.14** |
| **PW 8.00% :** | **215,664.35** | **PW 30.00% :** | **43,322.53** |
| **PW 10.00% :** | **180,968.26** | **PW 40.00% :** | **24,277.69** |
| **PW 12.00% :** | **152,967.86** | **PW 50.00% :** | **14,124.14** |
| **PW 15.00% :** | **120,394.66** | **PW 60.00% :** | **8,302.07** |

Date : 6/28/2007 9:04:59AM
Partner : All Cases

# ECONOMIC SUMMARY PROJECTION

**Grand Total**

**ReoStar Energy**
**Custom Selection**
**Discount Rate :** 10.00
**As of :** 4/1/2007

BARNETT AREA

**Est. Cum Oil Mbbl :** 132.90
**Est. Cum Gas (MMcf) :** 1,305.79
**Est. Cum Water (Mbbl) :** 378.42

| | Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2007 | 92.13 | 939.22 | 20.78 | 247.44 | 63.74 | 7.08 | 3,075.57 | 0.00 | 297.42 | 266.19 | 1,716.56 | 795.40 | 780.92 |
| | 2008 | 218.23 | 1,618.90 | 42.90 | 349.73 | 63.74 | 7.10 | 5,216.35 | 0.00 | 447.98 | 442.23 | 4,267.14 | 59.00 | 805.18 |
| | 2009 | 208.20 | 1,795.65 | 40.69 | 372.73 | 63.74 | 7.09 | 5,238.30 | 0.00 | 526.80 | 448.50 | 2,505.25 | 1,757.75 | 2,174.03 |
| | 2010 | 206.83 | 1,445.46 | 39.63 | 300.00 | 63.74 | 7.10 | 4,657.48 | 0.00 | 543.94 | 392.37 | 661.38 | 3,059.79 | 4,382.86 |
| | 2011 | 172.81 | 1,283.31 | 33.36 | 261.52 | 63.74 | 7.14 | 3,993.50 | 0.00 | 506.71 | 337.58 | 337.50 | 2,811.71 | 6,227.56 |
| | 2012 | 62.76 | 970.54 | 13.83 | 204.20 | 63.74 | 7.14 | 2,339.03 | 0.00 | 493.40 | 208.22 | 66.38 | 1,571.03 | 7,161.27 |
| | 2013 | 37.68 | 777.48 | 9.03 | 169.88 | 63.74 | 7.13 | 1,787.24 | 0.00 | 484.57 | 161.93 | 150.00 | 990.73 | 7,695.25 |
| | 2014 | 41.05 | 722.45 | 11.21 | 174.61 | 63.74 | 7.13 | 1,960.01 | 0.00 | 481.85 | 175.17 | 37.50 | 1,265.50 | 8,312.58 |
| | 2015 | 31.27 | 630.32 | 8.27 | 146.05 | 63.74 | 7.15 | 1,571.46 | 0.00 | 463.80 | 141.76 | 57.38 | 908.52 | 8,711.75 |
| | 2016 | 23.10 | 560.70 | 5.93 | 128.62 | 63.74 | 7.16 | 1,299.59 | 0.00 | 448.62 | 118.89 | 0.00 | 732.09 | 9,003.91 |
| | 2017 | 44.37 | 555.97 | 9.13 | 123.22 | 63.74 | 7.16 | 1,464.51 | 0.00 | 448.62 | 129.47 | 104.06 | 782.35 | 9,284.31 |
| | 2018 | 32.35 | 531.21 | 6.85 | 114.59 | 63.74 | 7.16 | 1,256.69 | 0.00 | 417.60 | 112.90 | 0.00 | 726.19 | 9,522.51 |
| | 2019 | 18.69 | 452.05 | 4.18 | 97.00 | 63.74 | 7.16 | 961.04 | 0.00 | 385.19 | 88.27 | 0.00 | 487.58 | 9,666.71 |
| | 2020 | 15.94 | 412.91 | 3.61 | 88.67 | 63.74 | 7.16 | 865.14 | 0.00 | 385.19 | 79.73 | 0.00 | 400.22 | 9,773.82 |
| | 2021 | 13.75 | 376.17 | 3.14 | 80.97 | 63.74 | 7.16 | 780.18 | 0.00 | 376.25 | 72.10 | 0.00 | 331.83 | 9,854.19 |
| Rem. | | 73.35 | 2,371.14 | 17.27 | 532.79 | 63.74 | 7.18 | 4,924.33 | 0.00 | 2,771.47 | 459.25 | 0.00 | 1,693.62 | 251.08 |
| **Total** | **42.8** | **1,292.48** | **15,443.47** | **269.80** | **3,392.03** | **63.74** | **7.13** | **41,390.43** | **0.00** | **9,479.43** | **3,634.54** | **9,903.14** | **18,373.32** | **10,105.27** |
| **Ult.** | | **1,425.38** | **16,749.26** | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 2.207 |
| Return on Investment (undisc) : | 2.855 |
| Years to Payout : | 2.47 |
| Internal Rate of Return (%): | >1000.0 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| PW 5.00% : | 13,292.26 | PW 20.00% : | 6,408.12 |
| PW 8.00% : | 11,222.91 | PW 30.00% : | 4,399.52 |
| PW 10.00% : | 10,105.27 | PW 40.00% : | 3,188.88 |
| PW 12.00% : | 9,147.81 | PW 50.00% : | 2,411.65 |
| PW 15.00% : | 7,947.50 | PW 60.00% : | 1,891.27 |

Date : 6/28/2007 9:04:59AM
**Partner :** All Cases

# ECONOMIC SUMMARY PROJECTION

**Grand Total**

**ReoStar Energy**
**Custom Selection**
**Discount Rate :** 10.00
**As of :** 4/1/2007

**Est. Cum Oil Mbbl :** 9,231.47
**Est. Cum Gas (MMcf) :** 9.35
**Est. Cum Water (Mbbl) :** 23,312.39

CORSICANA AREA

| Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2007 | 8.04 | 0.00 | 6.36 | 0.00 | 60.61 | 0.00 | 385.32 | 0.00 | 134.01 | 27.36 | 3,680.01 | -3,456.05 | -3,230.79 |
| 2008 | 49.07 | 0.00 | 39.71 | 0.00 | 60.61 | 0.00 | 2,406.56 | 0.00 | 864.56 | 170.87 | 6,092.33 | -4,721.20 | -7,342.24 |
| 2009 | 340.36 | 0.00 | 277.30 | 0.00 | 60.61 | 0.00 | 16,805.94 | 0.00 | 1,788.47 | 1,193.22 | 13,538.51 | 285.74 | -6,969.34 |
| 2010 | 716.28 | 0.00 | 585.54 | 0.00 | 60.61 | 0.00 | 35,486.74 | 0.00 | 3,231.11 | 2,519.56 | 0.00 | 29,736.07 | 14,456.65 |
| 2011 | 1,055.13 | 0.00 | 861.96 | 0.00 | 60.61 | 0.00 | 52,239.41 | 0.00 | 3,678.27 | 3,709.00 | 7,716.95 | 37,135.20 | 38,851.18 |
| 2012 | 827.96 | 0.00 | 665.20 | 0.00 | 60.61 | 0.00 | 40,314.71 | 0.00 | 4,326.80 | 2,862.34 | 2,301.55 | 30,824.02 | 57,113.56 |
| 2013 | 790.33 | 0.00 | 624.92 | 0.00 | 60.61 | 0.00 | 37,873.31 | 0.00 | 5,074.32 | 2,689.01 | 17,193.90 | 12,916.09 | 64,255.65 |
| 2014 | 868.04 | 0.00 | 692.67 | 0.00 | 60.61 | 0.00 | 41,979.43 | 0.00 | 6,449.22 | 2,980.54 | 0.00 | 32,549.67 | 80,023.94 |
| 2015 | 1,165.20 | 0.00 | 938.99 | 0.00 | 60.61 | 0.00 | 56,907.79 | 0.00 | 5,810.51 | 4,040.45 | 7,175.41 | 39,881.42 | 97,634.82 |
| 2016 | 806.57 | 0.00 | 651.66 | 0.00 | 60.61 | 0.00 | 39,494.39 | 0.00 | 5,043.81 | 2,804.10 | 2,978.47 | 28,668.01 | 109,090.86 |
| 2017 | 814.44 | 0.00 | 657.81 | 0.00 | 60.61 | 0.00 | 39,867.06 | 0.00 | 5,273.97 | 2,830.56 | 6,904.64 | 24,857.89 | 118,092.47 |
| 2018 | 784.17 | 0.00 | 619.41 | 0.00 | 60.61 | 0.00 | 37,539.79 | 0.00 | 5,391.58 | 2,665.33 | 5,280.02 | 24,202.88 | 125,935.35 |
| 2019 | 904.66 | 0.00 | 729.24 | 0.00 | 60.61 | 0.00 | 44,195.78 | 0.00 | 5,616.20 | 3,137.90 | 7,852.33 | 27,589.35 | 134,033.65 |
| 2020 | 883.13 | 0.00 | 726.75 | 0.00 | 60.61 | 0.00 | 44,044.94 | 0.00 | 5,164.96 | 3,127.19 | 7,310.79 | 28,442.00 | 141,598.56 |
| 2021 | 966.88 | 0.00 | 793.53 | 0.00 | 60.61 | 0.00 | 48,092.33 | 0.00 | 5,378.07 | 3,414.56 | 4,738.48 | 34,561.23 | 149,933.95 |
| Rem. | 3,145.34 | 0.00 | 2,536.54 | 0.00 | 60.61 | 0.00 | 153,727.96 | 0.00 | 24,855.91 | 10,914.69 | 8,123.10 | 109,834.26 | 20,929.04 |
| **Total** 50.0 | **14,125.62** | **0.00** | **11,407.58** | **0.00** | **60.61** | **0.00** | **691,361.47** | **0.00** | **88,081.76** | **49,086.66** | **100,886.46** | **453,306.58** | **170,862.99** |
| Ult. | **23,357.09** | **9.35** | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 4.379 |
| Return on Investment (undisc) : | 5.493 |
| Years to Payout : | 5.09 |
| Internal Rate of Return (%): | 92.35 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| **PW 5.00% :** | **271,413.81** | **PW 20.00% :** | **76,813.03** |
| **PW 8.00% :** | **204,441.44** | **PW 30.00% :** | **38,923.01** |
| **PW 10.00% :** | **170,862.99** | **PW 40.00% :** | **21,088.81** |
| **PW 12.00% :** | **143,820.04** | **PW 50.00% :** | **11,712.49** |
| **PW 15.00% :** | **112,447.16** | **PW 60.00% :** | **6,410.80** |

**FORREST A. GARB & ASSOCIATES, INC.**

**ATTACHMENT A - 3**

Date : 6/28/2007 9:04:59AM
Partner : All Cases

# ECONOMIC SUMMARY PROJECTION

**ReoStar Energy**
**Custom Selection**
**Discount Rate :** 10.00
**As of :** 4/1/2007

**Proved Producing Rsv Class & Category**

**Est. Cum Oil Mbbl :** 8,649.01
**Est. Cum Gas (MMcf) :** 2,083.71
**Est. Cum Water (Mbbl) :** 22,055.91

Total

| Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2007 | 57.21 | 703.58 | 16.91 | 162.43 | 62.74 | 7.12 | 2,216.90 | 0.00 | 367.84 | 190.85 | 0.00 | 1,658.21 | 1,608.33 |
| 2008 | 43.25 | 501.35 | 13.84 | 113.90 | 62.22 | 7.20 | 1,681.41 | 0.00 | 439.71 | 143.06 | 0.00 | 1,098.64 | 2,581.72 |
| 2009 | 32.27 | 369.32 | 11.09 | 85.05 | 62.02 | 7.23 | 1,302.58 | 0.00 | 410.24 | 110.20 | 0.00 | 782.13 | 3,208.06 |
| 2010 | 27.25 | 307.08 | 9.56 | 71.16 | 61.96 | 7.24 | 1,107.35 | 0.00 | 396.49 | 93.45 | 0.00 | 617.40 | 3,655.44 |
| 2011 | 23.99 | 265.11 | 8.62 | 61.84 | 61.90 | 7.24 | 981.81 | 0.00 | 392.44 | 82.59 | 0.00 | 506.79 | 3,987.79 |
| 2012 | 21.29 | 231.10 | 7.81 | 54.23 | 61.85 | 7.21 | 874.24 | 0.00 | 374.10 | 73.30 | 0.00 | 426.84 | 4,241.16 |
| 2013 | 18.45 | 205.88 | 6.68 | 48.58 | 61.88 | 7.19 | 763.04 | 0.00 | 334.63 | 64.20 | 0.00 | 364.21 | 4,436.77 |
| 2014 | 16.78 | 189.27 | 6.24 | 44.79 | 61.83 | 7.20 | 708.19 | 0.00 | 332.76 | 59.52 | 0.00 | 315.91 | 4,590.37 |
| 2015 | 13.11 | 172.28 | 5.56 | 41.09 | 61.67 | 7.23 | 639.60 | 0.00 | 310.30 | 53.91 | 0.00 | 275.38 | 4,711.57 |
| 2016 | 11.73 | 159.68 | 5.18 | 38.30 | 61.60 | 7.23 | 596.19 | 0.00 | 303.42 | 50.25 | 0.00 | 242.52 | 4,808.19 |
| 2017 | 10.34 | 141.15 | 4.78 | 34.32 | 61.50 | 7.25 | 543.04 | 0.00 | 286.36 | 45.66 | 0.00 | 211.02 | 4,884.28 |
| 2018 | 9.15 | 126.09 | 4.32 | 28.61 | 61.37 | 7.25 | 472.92 | 0.00 | 247.58 | 39.48 | 0.00 | 185.85 | 4,944.94 |
| 2019 | 8.22 | 112.81 | 4.03 | 25.28 | 61.30 | 7.25 | 430.16 | 0.00 | 230.10 | 35.75 | 0.00 | 164.31 | 4,993.49 |
| 2020 | 7.24 | 101.03 | 3.78 | 22.94 | 61.21 | 7.26 | 397.75 | 0.00 | 218.82 | 32.96 | 0.00 | 145.97 | 5,032.53 |
| 2021 | 6.66 | 94.75 | 3.59 | 21.57 | 61.16 | 7.26 | 376.38 | 0.00 | 216.85 | 31.15 | 0.00 | 128.37 | 5,063.61 |
| Rem. | 64.96 | 651.13 | 44.38 | 145.31 | 60.81 | 7.29 | 3,757.94 | 0.00 | 2,577.18 | 296.77 | 0.00 | 883.99 | 119.89 |
| Total 50.0 | 371.91 | 4,331.60 | 156.38 | 999.40 | 61.62 | 7.22 | 16,849.49 | 0.00 | 7,438.82 | 1,403.11 | 0.00 | 8,007.55 | 5,183.50 |
| Ult. | 9,020.91 | 6,415.31 | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 0.000 |
| Return on Investment (undisc) : | 0.000 |
| Years to Payout : | 0.00 |
| Internal Rate of Return (%): | 0.00 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| PW 5.00% : | 6,228.20 | PW 20.00% : | 3,996.73 |
| PW 8.00% : | 5,545.30 | PW 30.00% : | 3,325.76 |
| PW 10.00% : | 5,183.50 | PW 40.00% : | 2,885.36 |
| PW 12.00% : | 4,876.11 | PW 50.00% : | 2,569.74 |
| PW 15.00% : | 4,492.13 | PW 60.00% : | 2,330.14 |

Date : 6/28/2007 9:04:59AM
**Partner :** All Cases

# ECONOMIC SUMMARY PROJECTION

**ReoStar Energy**
**Custom Selection**
**Discount Rate :** 10.00
**As of :** 4/1/2007

**Proved Producing Rsv Class & Category**

**Est. Cum Oil Mbbl :** **251.20**
**Est. Cum Gas (MMcf) :** **2,075.11**
**Est. Cum Water (Mbbl) :** **675.48**

BARNETT AREA

| | Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2007 | 50.40 | 703.58 | 11.47 | 162.43 | 63.74 | 7.12 | 1,887.68 | 0.00 | 239.86 | 167.47 | 0.00 | 1,480.34 | 1,436.88 |
| | 2008 | 34.83 | 501.35 | 7.11 | 113.90 | 63.74 | 7.20 | 1,273.44 | 0.00 | 269.07 | 114.09 | 0.00 | 890.28 | 2,226.10 |
| | 2009 | 24.65 | 369.32 | 4.98 | 85.05 | 63.74 | 7.23 | 932.56 | 0.00 | 246.17 | 83.93 | 0.00 | 602.46 | 2,708.71 |
| | 2010 | 20.48 | 307.08 | 4.12 | 71.16 | 63.74 | 7.24 | 777.87 | 0.00 | 246.17 | 70.06 | 0.00 | 461.64 | 3,043.29 |
| | 2011 | 17.70 | 265.11 | 3.55 | 61.84 | 63.74 | 7.24 | 674.45 | 0.00 | 242.11 | 60.77 | 0.00 | 371.57 | 3,287.01 |
| | 2012 | 15.45 | 231.10 | 3.09 | 54.23 | 63.74 | 7.21 | 588.24 | 0.00 | 226.39 | 53.00 | 0.00 | 308.85 | 3,470.35 |
| | 2013 | 13.60 | 205.88 | 2.72 | 48.58 | 63.74 | 7.19 | 523.07 | 0.00 | 216.80 | 47.16 | 0.00 | 259.10 | 3,609.55 |
| | 2014 | 12.12 | 189.27 | 2.43 | 44.79 | 63.74 | 7.20 | 477.45 | 0.00 | 214.93 | 43.14 | 0.00 | 219.38 | 3,716.23 |
| | 2015 | 8.63 | 172.28 | 1.89 | 41.09 | 63.74 | 7.23 | 417.41 | 0.00 | 192.48 | 38.14 | 0.00 | 186.79 | 3,798.46 |
| | 2016 | 7.40 | 159.68 | 1.64 | 38.30 | 63.74 | 7.23 | 381.35 | 0.00 | 185.59 | 35.00 | 0.00 | 160.76 | 3,862.52 |
| | 2017 | 6.18 | 141.15 | 1.37 | 34.32 | 63.74 | 7.25 | 336.16 | 0.00 | 168.53 | 30.97 | 0.00 | 136.66 | 3,911.81 |
| | 2018 | 5.17 | 126.09 | 1.06 | 28.61 | 63.74 | 7.25 | 275.05 | 0.00 | 131.83 | 25.44 | 0.00 | 117.78 | 3,950.26 |
| | 2019 | 4.41 | 112.81 | 0.89 | 25.28 | 63.74 | 7.25 | 240.31 | 0.00 | 116.34 | 22.27 | 0.00 | 101.70 | 3,980.32 |
| | 2020 | 3.52 | 101.03 | 0.73 | 22.94 | 63.74 | 7.26 | 212.86 | 0.00 | 105.06 | 19.83 | 0.00 | 87.97 | 4,003.85 |
| | 2021 | 3.06 | 94.75 | 0.64 | 21.57 | 63.74 | 7.26 | 197.20 | 0.00 | 103.09 | 18.43 | 0.00 | 75.68 | 4,022.18 |
| **Rem.** | | 14.92 | 651.13 | 2.95 | 145.31 | 63.74 | 7.29 | 1,247.14 | 0.00 | 765.77 | 118.50 | 0.00 | 362.86 | 57.24 |
| **Total** | **31.8** | **242.52** | **4,331.60** | **50.66** | **999.40** | **63.74** | **7.22** | **10,442.22** | **0.00** | **3,670.20** | **948.20** | **0.00** | **5,823.82** | **4,079.42** |
| **Ult.** | | **493.72** | **6,406.71** | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 0.000 |
| Return on Investment (undisc) : | 0.000 |
| Years to Payout : | 0.00 |
| Internal Rate of Return (%): | 0.00 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| **PW 5.00% :** | **4,763.48** | **PW 20.00% :** | **3,247.61** |
| **PW 8.00% :** | **4,321.55** | **PW 30.00% :** | **2,753.20** |
| **PW 10.00% :** | **4,079.42** | **PW 40.00% :** | **2,419.64** |
| **PW 12.00% :** | **3,869.42** | **PW 50.00% :** | **2,176.13** |
| **PW 15.00% :** | **3,601.68** | **PW 60.00% :** | **1,988.67** |

6/22/2007 1:17:42PM

# Economic One-Liners

**Project Name :** ReoStar Energy
**Ownership Group :** All Cases

**As of Date: 4/1/2007**

BARNETT AREA

| Lease Name *Risked* / UnRisked | *Reserve Category* | Net Reserves Oil (Mbbl) | Net Reserves Gas (MMcf) | Net Revenue Oil (M$) | Net Revenue Gas (M$) | Net Revenue Other (M$) | Expen. & Tax (M$) | Invest. (M$) | Cash Flow Non-Disc. (M$) | Cash Flow Disc. 10% (M$) | Life (years) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Grand Total** | **Total** | **50.66** | **999.40** | **3,229.18** | **7,213.05** | **0.00** | **4,618.40** | **0.00** | **5,823.82** | **4,079.42** | **31.76** |
| **Proved Producing Rsv Class & Category** | **Total** | **50.66** | **999.40** | **3,229.18** | **7,213.05** | **0.00** | **4,618.40** | **0.00** | **5,823.82** | **4,079.42** | **31.76** |
| BOYD 1 | *P-DP* | 2.51 | 65.23 | 160.11 | 458.35 | 0.00 | 231.34 | 0.00 | 387.12 | 214.37 | 31.12 |
| CRAIG MUNCASTER 2 | *P-DP* | 0.89 | 89.89 | 56.86 | 666.78 | 0.00 | 244.01 | 0.00 | 479.63 | 249.82 | 31.76 |
| CRAIG MUNCASTER 3 | *P-DP* | 0.14 | 3.14 | 8.82 | 22.79 | 0.00 | 22.63 | 0.00 | 8.99 | 8.12 | 3.95 |
| CRAIG MUNCASTER 4 | *P-DP* | 0.56 | 16.87 | 35.54 | 118.84 | 0.00 | 99.65 | 0.00 | 54.74 | 44.22 | 9.48 |
| CRAIG MUNCASTER 5 | *P-DP* | 0.34 | 2.12 | 21.71 | 14.43 | 0.00 | 28.26 | 0.00 | 7.88 | 7.65 | 1.19 |
| CRAIG MUNCASTER 6 | *P-DP* | 0.14 | 2.32 | 9.18 | 16.63 | 0.00 | 21.11 | 0.00 | 4.71 | 4.66 | 0.68 |
| CRAIG MUNCASTER 7 | *P-DP* | 1.34 | 15.77 | 85.21 | 115.54 | 0.00 | 91.01 | 0.00 | 109.74 | 79.95 | 12.36 |
| CRANDALL 1 | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| CRANDALL 3 | *P-DP* | 0.21 | 27.16 | 13.24 | 193.95 | 0.00 | 104.18 | 0.00 | 103.01 | 64.71 | 19.07 |
| FLETCHER 1 | *P-DP* | 0.57 | 9.23 | 36.51 | 89.47 | 0.00 | 91.01 | 0.00 | 34.97 | 30.54 | 5.10 |
| INGLISH 1 | *P-DP* | 1.83 | 50.80 | 116.34 | 373.28 | 0.00 | 353.43 | 0.00 | 136.19 | 99.37 | 11.04 |
| INGLISH 1-H | *P-DP* | 1.63 | 16.97 | 103.62 | 119.94 | 0.00 | 110.48 | 0.00 | 113.08 | 84.00 | 15.12 |
| INGLISH 2 | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| INGLISH 3 | *P-DP* | 0.50 | 28.35 | 31.58 | 210.65 | 0.00 | 120.83 | 0.00 | 121.41 | 78.73 | 21.79 |
| INGLISH 4 | *P-DP* | 0.33 | 8.85 | 21.14 | 63.35 | 0.00 | 49.58 | 0.00 | 34.90 | 27.62 | 11.60 |
| INGLISH 5 | *P-DP* | 3.99 | 48.33 | 254.13 | 316.14 | 0.00 | 182.94 | 0.00 | 387.34 | 228.39 | 30.39 |
| INGLISH B 1 | *P-DP* | 1.25 | 15.49 | 79.92 | 97.89 | 0.00 | 85.67 | 0.00 | 92.15 | 79.37 | 10.03 |
| INGLISH B 2 | *P-DP* | 0.98 | 9.24 | 62.42 | 53.65 | 0.00 | 62.24 | 0.00 | 53.83 | 47.57 | 7.50 |
| INGLISH B 3 | *P-DP* | 5.25 | 43.66 | 334.74 | 310.59 | 0.00 | 261.77 | 0.00 | 383.56 | 340.96 | 10.47 |
| INGLISH D 1 | *P-DP* | 0.10 | 0.40 | 6.30 | 2.79 | 0.00 | 6.80 | 0.00 | 2.29 | 2.21 | 1.41 |
| INGLISH D 2 | *P-DP* | 1.42 | 31.44 | 90.51 | 203.56 | 0.00 | 126.19 | 0.00 | 167.89 | 130.73 | 15.61 |
| INGLISH D 3 | *P-DP* | 2.18 | 18.92 | 139.16 | 118.06 | 0.00 | 93.75 | 0.00 | 163.47 | 123.06 | 17.61 |
| INGLISH D 4 | *P-DP* | 2.32 | 21.69 | 147.60 | 154.31 | 0.00 | 117.16 | 0.00 | 184.75 | 152.29 | 13.04 |
| INGLISH D 5 | *P-DP* | 3.28 | 54.88 | 208.89 | 390.40 | 0.00 | 225.88 | 0.00 | 373.41 | 271.20 | 21.13 |
| INGLISH D 6 | *P-DP* | 8.19 | 93.20 | 522.32 | 663.01 | 0.00 | 393.28 | 0.00 | 792.05 | 610.45 | 20.12 |
| INGLISH SISTERS 1 | *P-DP* | 0.19 | 32.43 | 11.83 | 227.13 | 0.00 | 116.29 | 0.00 | 122.67 | 82.38 | 21.65 |
| INGLISH SISTERS 2 | *P-DP* | 0.43 | 30.75 | 27.36 | 217.60 | 0.00 | 120.88 | 0.00 | 124.08 | 85.42 | 19.87 |
| INGLISH SISTERS 3 | *P-DP* | 0.62 | 14.09 | 39.77 | 98.04 | 0.00 | 74.15 | 0.00 | 63.66 | 49.75 | 12.30 |
| INGLISH SISTERS 4 | *P-DP* | 0.28 | 4.53 | 17.59 | 31.30 | 0.00 | 27.38 | 0.00 | 21.51 | 19.14 | 5.49 |
| INGLISH SISTERS 5 | *P-DP* | 2.29 | 76.98 | 146.11 | 574.80 | 0.00 | 263.54 | 0.00 | 457.36 | 290.50 | 28.37 |
| KEW MUNCASTER 1 | *P-DP* | 1.04 | 99.42 | 66.36 | 797.80 | 0.00 | 421.29 | 0.00 | 442.87 | 287.81 | 22.36 |

**FORREST A. GARB & ASSOCIATES, INC.**

6/22/2007 1:17:42PM

# Economic One-Liners

**Project Name :** **ReoStar Energy**
**Ownership Group :** **All Cases**

**As of Date: 4/1/2007**

BARNETT AREA

| Lease Name *Risked* / UnRisked | *Reserve Category* | Net Reserves Oil (Mbbl) | Net Reserves Gas (MMcf) | Net Revenue Oil (M$) | Net Revenue Gas (M$) | Net Revenue Other (M$) | Expen. & Tax (M$) | Invest. (M$) | Cash Flow Non-Disc. (M$) | Cash Flow Disc. 10% (M$) | Life (years) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| MCCOY 1 & 3 | *P-DP* | 0.04 | 0.16 | 2.40 | 0.78 | 0.00 | 2.01 | 0.00 | 1.17 | 1.17 | 0.08 |
| MCCOY 2 | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| MOSS 1 | *P-DP* | 3.16 | 5.32 | 201.53 | 30.88 | 0.00 | 142.88 | 0.00 | 89.52 | 73.18 | 8.04 |
| MUNCASTER 2 | *P-DP* | 0.11 | 7.63 | 7.04 | 55.48 | 0.00 | 28.87 | 0.00 | 33.65 | 29.76 | 5.02 |
| MUNCASTER 3 | *P-DP* | 0.01 | 0.43 | 0.54 | 3.19 | 0.00 | 3.13 | 0.00 | 0.60 | 0.59 | 0.48 |
| NOBLES 1 | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| PHILLIPS 1 | *P-DP* | 1.30 | 0.01 | 82.88 | 0.07 | 0.00 | 53.14 | 0.00 | 29.81 | 24.25 | 7.75 |
| PHILLIPS 2 | *P-DP* | 0.56 | 0.07 | 35.47 | 0.43 | 0.00 | 23.39 | 0.00 | 12.51 | 11.94 | 1.67 |
| SHERMAN MUNCASTER 1 | *P-DP* | 0.41 | 36.14 | 26.13 | 276.01 | 0.00 | 141.95 | 0.00 | 160.19 | 98.26 | 21.86 |
| SHERMAN MUNCASTER 2 | *P-DP* | 0.29 | 17.49 | 18.28 | 125.11 | 0.00 | 76.29 | 0.00 | 67.10 | 45.26 | 18.83 |

Date : 6/28/2007 9:04:59AM
**Partner :** All Cases

# ECONOMIC SUMMARY PROJECTION

**ReoStar Energy**
**Custom Selection**
**Discount Rate :** 10.00
**As of :** 4/1/2007

**Proved Producing Rsv Class & Category**

CORSICANA AREA

**Est. Cum Oil Mbbl :** 8,397.81
**Est. Cum Gas (MMcf) :** 8.61
**Est. Cum Water (Mbbl) :** 21,380.44

| | Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2007 | 6.81 | 0.00 | 5.43 | 0.00 | 60.61 | 0.00 | 329.22 | 0.00 | 127.98 | 23.37 | 0.00 | 177.86 | 171.45 |
| | 2008 | 8.42 | 0.00 | 6.73 | 0.00 | 60.61 | 0.00 | 407.97 | 0.00 | 170.64 | 28.97 | 0.00 | 208.36 | 355.62 |
| | 2009 | 7.62 | 0.00 | 6.11 | 0.00 | 60.61 | 0.00 | 370.02 | 0.00 | 164.07 | 26.27 | 0.00 | 179.67 | 499.35 |
| | 2010 | 6.77 | 0.00 | 5.44 | 0.00 | 60.61 | 0.00 | 329.48 | 0.00 | 150.32 | 23.39 | 0.00 | 155.76 | 612.14 |
| | 2011 | 6.30 | 0.00 | 5.07 | 0.00 | 60.61 | 0.00 | 307.36 | 0.00 | 150.32 | 21.82 | 0.00 | 135.22 | 700.78 |
| | 2012 | 5.84 | 0.00 | 4.72 | 0.00 | 60.61 | 0.00 | 286.00 | 0.00 | 147.70 | 20.31 | 0.00 | 117.99 | 770.80 |
| | 2013 | 4.85 | 0.00 | 3.96 | 0.00 | 60.61 | 0.00 | 239.98 | 0.00 | 117.83 | 17.04 | 0.00 | 105.11 | 827.23 |
| | 2014 | 4.66 | 0.00 | 3.81 | 0.00 | 60.61 | 0.00 | 230.74 | 0.00 | 117.83 | 16.38 | 0.00 | 96.53 | 874.14 |
| | 2015 | 4.48 | 0.00 | 3.67 | 0.00 | 60.61 | 0.00 | 222.19 | 0.00 | 117.83 | 15.78 | 0.00 | 88.59 | 913.11 |
| | 2016 | 4.33 | 0.00 | 3.54 | 0.00 | 60.61 | 0.00 | 214.84 | 0.00 | 117.83 | 15.25 | 0.00 | 81.76 | 945.67 |
| | 2017 | 4.17 | 0.00 | 3.41 | 0.00 | 60.61 | 0.00 | 206.87 | 0.00 | 117.83 | 14.69 | 0.00 | 74.36 | 972.47 |
| | 2018 | 3.98 | 0.00 | 3.26 | 0.00 | 60.61 | 0.00 | 197.87 | 0.00 | 115.75 | 14.05 | 0.00 | 68.08 | 994.68 |
| | 2019 | 3.82 | 0.00 | 3.13 | 0.00 | 60.61 | 0.00 | 189.85 | 0.00 | 113.76 | 13.48 | 0.00 | 62.61 | 1,013.17 |
| | 2020 | 3.71 | 0.00 | 3.05 | 0.00 | 60.61 | 0.00 | 184.88 | 0.00 | 113.76 | 13.13 | 0.00 | 58.00 | 1,028.68 |
| | 2021 | 3.59 | 0.00 | 2.96 | 0.00 | 60.61 | 0.00 | 179.18 | 0.00 | 113.76 | 12.72 | 0.00 | 52.70 | 1,041.43 |
| Rem. | | 50.04 | 0.00 | 41.43 | 0.00 | 60.61 | 0.00 | 2,510.80 | 0.00 | 1,811.41 | 178.27 | 0.00 | 521.13 | 62.65 |
| **Total** | **50.0** | **129.39** | **0.00** | **105.72** | **0.00** | **60.61** | **0.00** | **6,407.26** | **0.00** | **3,768.62** | **454.92** | **0.00** | **2,183.73** | **1,104.08** |
| Ult. | | **8,527.20** | **8.61** | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 0.000 |
| Return on Investment (undisc) : | 0.000 |
| Years to Payout : | 0.00 |
| Internal Rate of Return (%): | 0.00 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| PW 5.00% : | 1,464.72 | PW 20.00% : | 749.12 |
| PW 8.00% : | 1,223.75 | PW 30.00% : | 572.56 |
| PW 10.00% : | 1,104.08 | PW 40.00% : | 465.72 |
| PW 12.00% : | 1,006.69 | PW 50.00% : | 393.61 |
| PW 15.00% : | 890.45 | PW 60.00% : | 341.47 |

**FORREST A. GARB & ASSOCIATES, INC.**

# Economic One-Liners

**Project Name :** **ReoStar Energy**
**Ownership Group :** **All Cases**

**As of Date: 4/1/2007**

CORSICANA AREA

| Lease Name *Risked* / UnRisked | *Reserve Category* | Net Reserves Oil (Mbbl) | Net Reserves Gas (MMcf) | Net Revenue Oil (M$) | Net Revenue Gas (M$) | Net Revenue Other (M$) | Expen. & Tax (M$) | Invest. (M$) | Cash Flow Non-Disc. (M$) | Cash Flow Disc. 10% (M$) | Life (years) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Grand Total** | **Total** | **105.72** | **0.00** | **6,407.26** | **0.00** | **0.00** | **4,223.53** | **0.00** | **2,183.73** | **1,104.08** | **50.00** |
| **Proved Producing Rsv Class & Category** | **Total** | **105.72** | **0.00** | **6,407.26** | **0.00** | **0.00** | **4,223.53** | **0.00** | **2,183.73** | **1,104.08** | **50.00** |
| BARRY 2H - 2H | *P-DP* | 4.38 | 0.00 | 265.51 | 0.00 | 0.00 | 225.71 | 0.00 | 39.81 | 24.74 | 16.97 |
| BARTH 37 - 37 | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| BENTON MULTI - MULTI | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| BLACKBURN 1 C - 1 C | *P-DP* | 2.34 | 0.00 | 141.99 | 0.00 | 0.00 | 55.80 | 0.00 | 86.19 | 64.94 | 11.25 |
| BOUNDS REX T MULTI - MULTI | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| CAVENDER -B- MULTI - MULTI | *P-DP* | 26.42 | 0.00 | 1,601.34 | 0.00 | 0.00 | 1,083.27 | 0.00 | 518.08 | 210.30 | 39.79 |
| CENTRAL PETROLEUM CO NO 1 71 R - 71 R | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| CHAPMAN -C- MULTI - MULTI | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| DREEBEN CEN PET NO 2 13 - 13 | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| FLEMING -A- MULTI - MULTI | *P-DP* | 4.33 | 0.00 | 262.58 | 0.00 | 0.00 | 178.48 | 0.00 | 84.09 | 34.37 | 39.30 |
| GARVIN J A 6W - 6W | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| GIBSON 15I - 15I | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| HILL GILLETTE 108 - 108 | *P-DP* | 0.90 | 0.00 | 54.65 | 0.00 | 0.00 | 53.18 | 0.00 | 1.46 | 1.33 | 2.44 |
| JACKSON ELLA MULTI - MULTI | *P-DP* | 3.07 | 0.00 | 186.10 | 0.00 | 0.00 | 157.06 | 0.00 | 29.03 | 17.74 | 17.71 |
| KERR 1 & 2 MULTI - MULTI | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| KING -A- 12PC - 12PC | *P-DP* | 6.07 | 0.00 | 367.93 | 0.00 | 0.00 | 210.35 | 0.00 | 157.58 | 134.06 | 5.67 |
| KING -B- MULTI - MULTI | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| MCKINNEY 2 B - 2 B | *P-DP* | 9.92 | 0.00 | 601.43 | 0.00 | 0.00 | 247.21 | 0.00 | 354.21 | 235.55 | 16.78 |
| MIRUS SOUTH MULTI - MULTI | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| MUNSEY & MUNSEY MULTI - MULTI | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| PIERCE 16R - 16R | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| PIERCE HELEN H FEE MULTI - MULTI | *P-DP* | 40.35 | 0.00 | 2,445.37 | 0.00 | 0.00 | 1,774.98 | 0.00 | 670.38 | 303.54 | 32.86 |
| STOUT MULTI - MULTI | *P-DP* | 7.93 | 0.00 | 480.37 | 0.00 | 0.00 | 237.48 | 0.00 | 242.89 | 77.50 | 50.00 |
| TATUM -A- MULTI - MULTI | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| WORTHEY J A MULTI - MULTI | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| WRIGHT -A- MULTI - MULTI | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| WRIGHT J J W & H 24R - 24R | *P-DP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |

Date : 6/28/2007 9:04:59AM

**Partner :** All Cases

# ECONOMIC SUMMARY PROJECTION

**ReoStar Energy**
**Custom Selection**
**Discount Rate :** 10.00
**As of :** 4/1/2007

**Proved Non-Producing Rsv Class & Category**

Total

**Est. Cum Oil Mbbl :** 715.36
**Est. Cum Gas (MMcf) :** 0.00
**Est. Cum Water (Mbbl) :** 1,634.90

| | Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2007 | 13.47 | 28.60 | 0.96 | 4.44 | 63.74 | 4.91 | 83.13 | 0.00 | 25.67 | 3.66 | 66.56 | -12.76 | -16.03 |
| | 2008 | 58.17 | 240.12 | 10.45 | 49.01 | 63.74 | 6.79 | 998.59 | 0.00 | 44.52 | 80.55 | 417.14 | 456.38 | 380.67 |
| | 2009 | 23.13 | 145.62 | 4.41 | 33.26 | 63.74 | 6.60 | 500.71 | 0.00 | 44.52 | 41.92 | 117.75 | 296.52 | 617.32 |
| | 2010 | 35.53 | 141.18 | 6.28 | 30.84 | 63.74 | 6.73 | 607.84 | 0.00 | 37.23 | 49.17 | 136.38 | 385.06 | 891.56 |
| | 2011 | 14.28 | 99.60 | 2.60 | 18.28 | 63.74 | 7.05 | 294.84 | 0.00 | 4.06 | 24.67 | 0.00 | 266.11 | 1,068.10 |
| | 2012 | 11.13 | 82.16 | 3.27 | 18.78 | 63.74 | 7.08 | 341.12 | 0.00 | 6.46 | 28.08 | 66.38 | 240.21 | 1,208.90 |
| | 2013 | 6.08 | 66.69 | 2.31 | 19.59 | 63.74 | 7.09 | 286.40 | 0.00 | 7.23 | 24.36 | 150.00 | 104.81 | 1,266.50 |
| | 2014 | 15.04 | 109.59 | 5.62 | 44.03 | 63.74 | 7.10 | 671.22 | 0.00 | 6.37 | 56.72 | 37.50 | 570.63 | 1,545.74 |
| | 2015 | 10.99 | 87.64 | 3.69 | 29.68 | 63.74 | 7.15 | 447.62 | 0.00 | 10.78 | 37.93 | 57.38 | 341.53 | 1,695.23 |
| | 2016 | 5.48 | 68.03 | 1.93 | 22.47 | 63.74 | 7.21 | 284.98 | 0.00 | 2.49 | 24.93 | 0.00 | 257.56 | 1,798.27 |
| | 2017 | 29.11 | 111.96 | 5.65 | 27.08 | 63.74 | 7.17 | 554.43 | 0.00 | 19.54 | 45.00 | 104.06 | 385.83 | 1,935.63 |
| | 2018 | 19.02 | 125.46 | 3.90 | 28.82 | 63.74 | 7.14 | 454.39 | 0.00 | 25.23 | 38.23 | 0.00 | 390.93 | 2,064.37 |
| | 2019 | 6.95 | 78.56 | 1.58 | 18.38 | 63.74 | 7.17 | 232.76 | 0.00 | 8.30 | 20.35 | 0.00 | 204.11 | 2,124.78 |
| | 2020 | 5.79 | 66.37 | 1.35 | 15.43 | 63.74 | 7.17 | 196.62 | 0.00 | 19.59 | 17.17 | 0.00 | 159.86 | 2,167.58 |
| | 2021 | 4.74 | 49.98 | 1.13 | 11.98 | 63.74 | 7.17 | 157.79 | 0.00 | 12.62 | 13.70 | 0.00 | 131.48 | 2,199.43 |
| Rem. | | 34.22 | 612.12 | 8.53 | 156.31 | 63.74 | 7.16 | 1,663.45 | 0.00 | 577.71 | 150.07 | 0.00 | 935.66 | 125.89 |
| **Total** | **42.8** | **293.12** | **2,113.66** | **63.67** | **528.37** | **63.74** | **7.04** | **7,775.91** | **0.00** | **852.31** | **656.51** | **1,153.14** | **5,113.94** | **2,325.32** |
| Ult. | | **1,008.47** | **2,113.66** | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 3.795 |
| Return on Investment (undisc) : | 5.435 |
| Years to Payout : | 2.23 |
| Internal Rate of Return (%): | 188.66 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| **PW 5.00% :** | **3,310.80** | **PW 20.00% :** | **1,339.05** |
| **PW 8.00% :** | **2,657.29** | **PW 30.00% :** | **877.90** |
| **PW 10.00% :** | **2,325.32** | **PW 40.00% :** | **622.61** |
| **PW 12.00% :** | **2,053.11** | **PW 50.00% :** | **463.69** |
| **PW 15.00% :** | **1,728.23** | **PW 60.00% :** | **356.10** |

Date : 6/28/2007 9:04:59AM
Partner : All Cases

# ECONOMIC SUMMARY PROJECTION

**ReoStar Energy**
**Custom Selection**
**Discount Rate :** 10.00
**As of :** 4/1/2007

**Proved Non-Producing Rsv Class & Category**

BARNETT AREA

**Est. Cum Oil Mbbl :** 0.00
**Est. Cum Gas (MMcf) :** 0.00
**Est. Cum Water (Mbbl) :** 0.00

| | Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2007 | 13.47 | 28.60 | 0.96 | 4.44 | 63.74 | 4.91 | 83.13 | 0.00 | 25.67 | 3.66 | 66.56 | -12.76 | -16.03 |
| | 2008 | 58.17 | 240.12 | 10.45 | 49.01 | 63.74 | 6.79 | 998.59 | 0.00 | 44.52 | 80.55 | 417.14 | 456.38 | 380.67 |
| | 2009 | 23.13 | 145.62 | 4.41 | 33.26 | 63.74 | 6.60 | 500.71 | 0.00 | 44.52 | 41.92 | 117.75 | 296.52 | 617.32 |
| | 2010 | 35.53 | 141.18 | 6.28 | 30.84 | 63.74 | 6.73 | 607.84 | 0.00 | 37.23 | 49.17 | 136.38 | 385.06 | 891.56 |
| | 2011 | 14.28 | 99.60 | 2.60 | 18.28 | 63.74 | 7.05 | 294.84 | 0.00 | 4.06 | 24.67 | 0.00 | 266.11 | 1,068.10 |
| | 2012 | 11.13 | 82.16 | 3.27 | 18.78 | 63.74 | 7.08 | 341.12 | 0.00 | 6.46 | 28.08 | 66.38 | 240.21 | 1,208.90 |
| | 2013 | 6.08 | 66.69 | 2.31 | 19.59 | 63.74 | 7.09 | 286.40 | 0.00 | 7.23 | 24.36 | 150.00 | 104.81 | 1,266.50 |
| | 2014 | 15.04 | 109.59 | 5.62 | 44.03 | 63.74 | 7.10 | 671.22 | 0.00 | 6.37 | 56.72 | 37.50 | 570.63 | 1,545.74 |
| | 2015 | 10.99 | 87.64 | 3.69 | 29.68 | 63.74 | 7.15 | 447.62 | 0.00 | 10.78 | 37.93 | 57.38 | 341.53 | 1,695.23 |
| | 2016 | 5.48 | 68.03 | 1.93 | 22.47 | 63.74 | 7.21 | 284.98 | 0.00 | 2.49 | 24.93 | 0.00 | 257.56 | 1,798.27 |
| | 2017 | 29.11 | 111.96 | 5.65 | 27.08 | 63.74 | 7.17 | 554.43 | 0.00 | 19.54 | 45.00 | 104.06 | 385.83 | 1,935.63 |
| | 2018 | 19.02 | 125.46 | 3.90 | 28.82 | 63.74 | 7.14 | 454.39 | 0.00 | 25.23 | 38.23 | 0.00 | 390.93 | 2,064.37 |
| | 2019 | 6.95 | 78.56 | 1.58 | 18.38 | 63.74 | 7.17 | 232.76 | 0.00 | 8.30 | 20.35 | 0.00 | 204.11 | 2,124.78 |
| | 2020 | 5.79 | 66.37 | 1.35 | 15.43 | 63.74 | 7.17 | 196.62 | 0.00 | 19.59 | 17.17 | 0.00 | 159.86 | 2,167.58 |
| | 2021 | 4.74 | 49.98 | 1.13 | 11.98 | 63.74 | 7.17 | 157.79 | 0.00 | 12.62 | 13.70 | 0.00 | 131.48 | 2,199.43 |
| Rem. | | 34.22 | 612.12 | 8.53 | 156.31 | 63.74 | 7.16 | 1,663.45 | 0.00 | 577.71 | 150.07 | 0.00 | 935.66 | 125.89 |
| **Total** | **42.8** | **293.12** | **2,113.66** | **63.67** | **528.37** | **63.74** | **7.04** | **7,775.91** | **0.00** | **852.31** | **656.51** | **1,153.14** | **5,113.94** | **2,325.32** |
| **Ult.** | | **293.12** | **2,113.66** | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 3.795 |
| Return on Investment (undisc) : | 5.435 |
| Years to Payout : | 2.23 |
| Internal Rate of Return (%): | 188.66 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| PW 5.00% : | 3,310.80 | PW 20.00% : | 1,339.05 |
| PW 8.00% : | 2,657.29 | PW 30.00% : | 877.90 |
| PW 10.00% : | 2,325.32 | PW 40.00% : | 622.61 |
| PW 12.00% : | 2,053.11 | PW 50.00% : | 463.69 |
| PW 15.00% : | 1,728.23 | PW 60.00% : | 356.10 |

6/22/2007 1:57:56PM

# Economic One-Liners

**Project Name :** **ReoStar Energy**
**Ownership Group :** **All Cases**

**As of Date: 4/1/2007**

BARNETT AREA

| Lease Name *Risked* / UnRisked | *Reserve Category* | Net Reserves Oil (Mbbl) | Net Reserves Gas (MMcf) | Net Revenue Oil (M$) | Net Revenue Gas (M$) | Net Revenue Other (M$) | Expen. & Tax (M$) | Invest. (M$) | Cash Flow Non-Disc. (M$) | Cash Flow Disc. 10% (M$) | Life (years) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Grand Total** | **Total** | **63.67** | **528.37** | **4,058.55** | **3,717.35** | **0.00** | **1,508.82** | **1,153.14** | **5,113.94** | **2,325.32** | **42.81** |
| **Proved Non-Producing Rsv Class & Category** | **Total** | **63.67** | **528.37** | **4,058.55** | **3,717.35** | **0.00** | **1,508.82** | **1,153.14** | **5,113.94** | **2,325.32** | **42.81** |
| A1 POWELL 1 | *P-NP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| A1 POWELL 2 | *P-NP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| BOYD 1 (refrac) | *P-NP* | 3.17 | 34.29 | 202.16 | 240.96 | 0.00 | 88.16 | 37.50 | 317.47 | 74.04 | 39.99 |
| CRAIG MUNCASTER 2 (refrac) | *P-NP* | 2.66 | 67.21 | 169.69 | 498.54 | 0.00 | 122.18 | 57.38 | 488.67 | 124.76 | 42.81 |
| CRAIG MUNCASTER 3 (refrac) | *P-NP* | 1.18 | 5.26 | 74.91 | 38.19 | 0.00 | 15.22 | 34.50 | 63.39 | 55.41 | 5.16 |
| CRAIG MUNCASTER 4 (refrac) | *P-NP* | 0.91 | 5.69 | 58.23 | 40.08 | 0.00 | 21.34 | 30.19 | 46.78 | 29.97 | 10.98 |
| CRAIG MUNCASTER 7 (refrac) | *P-NP* | 0.78 | 5.56 | 49.95 | 40.71 | 0.00 | 18.52 | 41.25 | 30.90 | 18.71 | 14.19 |
| CRANDALL 2 | *P-NP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| CRANDALL 3 (refrac) | *P-NP* | 1.30 | 26.65 | 82.98 | 190.33 | 0.00 | 60.85 | 42.75 | 169.71 | 97.50 | 27.24 |
| INGLISH 1-H (refrac) | *P-NP* | 1.62 | 6.81 | 103.15 | 48.13 | 0.00 | 26.66 | 39.33 | 85.28 | 63.18 | 17.54 |
| INGLISH 3 (refrac) | *P-NP* | 1.22 | 5.58 | 78.07 | 41.43 | 0.00 | 14.33 | 32.06 | 73.11 | 45.71 | 22.83 |
| INGLISH 4 (refrac) | *P-NP* | 0.57 | 3.63 | 36.02 | 26.03 | 0.00 | 15.52 | 28.88 | 17.66 | 10.44 | 14.47 |
| INGLISH 5 (refrac) | *P-NP* | 4.60 | 17.45 | 293.52 | 114.15 | 0.00 | 66.70 | 27.00 | 313.97 | 75.53 | 38.24 |
| INGLISH B 1 (refrac) | *P-NP* | 0.94 | 4.68 | 60.01 | 29.59 | 0.00 | 17.52 | 32.25 | 39.83 | 29.10 | 11.51 |
| INGLISH B 2 (refrac) | *P-NP* | 0.95 | 2.89 | 60.86 | 16.75 | 0.00 | 13.54 | 32.25 | 31.82 | 24.77 | 8.67 |
| INGLISH B 3 (refrac) | *P-NP* | 2.37 | 5.88 | 151.36 | 41.83 | 0.00 | 34.21 | 91.13 | 67.85 | 42.16 | 11.63 |
| INGLISH D 2 (refrac) | *P-NP* | 1.84 | 7.17 | 117.56 | 46.42 | 0.00 | 26.52 | 53.25 | 84.21 | 54.27 | 17.72 |
| INGLISH D 3 (refrac) | *P-NP* | 1.61 | 5.03 | 102.44 | 31.38 | 0.00 | 14.08 | 32.25 | 87.49 | 58.25 | 18.51 |
| INGLISH D 4 (refrac) | *P-NP* | 1.64 | 5.90 | 104.69 | 41.96 | 0.00 | 27.12 | 32.25 | 87.27 | 54.66 | 15.40 |
| INGLISH D 5 (refrac) | *P-NP* | 2.94 | 17.73 | 187.56 | 126.13 | 0.00 | 60.52 | 37.50 | 215.67 | 79.92 | 25.39 |
| INGLISH D 6 (refrac) | *P-NP* | 6.25 | 30.71 | 398.50 | 218.47 | 0.00 | 112.80 | 66.38 | 437.79 | 189.57 | 24.52 |
| INGLISH D 7 (refrac) | *P-NP* | 11.94 | 113.63 | 760.93 | 808.34 | 0.00 | 306.96 | 150.00 | 1,112.31 | 400.18 | 27.17 |
| INGLISH SISTERS 1 (refrac) | *P-NP* | 3.41 | 21.73 | 217.62 | 152.18 | 0.00 | 50.28 | 36.38 | 283.14 | 174.02 | 26.23 |
| INGLISH SISTERS 2 (refrac) | *P-NP* | 2.09 | 13.08 | 133.19 | 92.56 | 0.00 | 29.98 | 37.75 | 158.02 | 100.10 | 22.18 |
| INGLISH SISTERS 3 (refrac) | *P-NP* | 1.13 | 6.25 | 72.28 | 43.47 | 0.00 | 17.29 | 33.00 | 65.46 | 49.51 | 13.86 |
| INGLISH SISTERS 4 (refrac) | *P-NP* | 1.26 | 3.76 | 80.32 | 26.00 | 0.00 | 12.10 | 31.50 | 62.73 | 57.51 | 6.40 |
| INGLISH SISTERS 5 (refrac) | *P-NP* | 4.10 | 36.02 | 261.06 | 268.95 | 0.00 | 91.17 | 39.56 | 399.28 | 113.64 | 35.00 |
| MUNCASTER 2 (refrac) | *P-NP* | 1.54 | 25.12 | 97.86 | 182.71 | 0.00 | 42.01 | 39.56 | 199.00 | 161.65 | 8.71 |
| NOBLES 1 (refrac) | *P-NP* | 0.47 | 2.30 | 29.93 | 18.81 | 0.00 | 10.58 | 6.19 | 31.97 | 28.83 | 3.30 |
| SHERMAN MUNCASTER 2 (refrac) | *P-NP* | 1.16 | 12.06 | 73.68 | 86.25 | 0.00 | 23.22 | 31.13 | 105.59 | 78.38 | 21.65 |
| WILSON 1 | *P-NP* | 0.00 | 36.31 | 0.00 | 207.00 | 0.00 | 169.43 | 0.00 | 37.57 | 33.53 | 3.61 |

Date : 6/28/2007 9:04:59AM
Partner : All Cases

# ECONOMIC SUMMARY PROJECTION

ReoStar Energy
Custom Selection
Discount Rate : 10.00
As of : 4/1/2007

Proved Non-Producing Rsv Class & Category

CORSICANA AREA

Est. Cum Oil Mbbl : 833.66
Est. Cum Gas (MMcf) : 0.74
Est. Cum Water (Mbbl) : 1,931.96

| Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2007 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Rem. | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Total 0.0 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Ult. | 833.66 | 0.74 | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 0.000 |
| Return on Investment (undisc) : | 0.000 |
| Years to Payout : | 0.00 |
| Internal Rate of Return (%): | 0.00 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| PW 5.00% : | 0.00 | PW 20.00% : | 0.00 |
| PW 8.00% : | 0.00 | PW 30.00% : | 0.00 |
| PW 10.00% : | 0.00 | PW 40.00% : | 0.00 |
| PW 12.00% : | 0.00 | PW 50.00% : | 0.00 |
| PW 15.00% : | 0.00 | PW 60.00% : | 0.00 |

6/27/2007 3:12:46PM

# Economic One-Liners

**Project Name :** ReoStar Energy
**Ownership Group :** All Cases

As of Date: 4/1/2007

CORSICANA AREA

| Lease Name<br>*Risked* / UnRisked | *Reserve Category* | Net Reserves<br>Oil<br>(Mbbl) | Net Reserves<br>Gas<br>(MMcf) | Net Revenue<br>Oil<br>(M$) | Net Revenue<br>Gas<br>(M$) | Net Revenue<br>Other<br>(M$) | Expen.<br>& Tax<br>(M$) | Invest.<br>(M$) | Cash Flow<br>Non-Disc.<br>(M$) | Cash Flow<br>Disc. 10%<br>(M$) | Life<br>(years) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Grand Total** | **Total** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** |
| **Proved Non-Producing Rsv Class & Category** | **Total** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** | **0.00** |
| GARVIN 291 - 291 | *P-NP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| MCKINNEY BERTHA 95 - 95 | *P-NP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| WRIGHT -B- 9 R - 9 R | *P-NP* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |

Date : 6/28/2007 9:04:59AM
**Partner :** All Cases

# ECONOMIC SUMMARY PROJECTION

**ReoStar Energy**
**Custom Selection**
**Discount Rate :** 10.00
**As of :** 4/1/2007

**Proved Behind Pipe Rsv Class & Category**

**Est. Cum Oil Mbbl :** 0.00
**Est. Cum Gas (MMcf) :** 0.00
**Est. Cum Water (Mbbl) :** 0.00

Total

| Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2007 | 5.41 | 74.23 | 4.06 | 55.67 | 63.74 | 7.11 | 654.52 | 0.00 | 21.71 | 57.96 | 0.00 | 574.85 | 556.10 |
| 2008 | 3.31 | 39.65 | 2.48 | 29.74 | 63.74 | 7.11 | 369.62 | 0.00 | 32.57 | 32.38 | 0.00 | 304.67 | 826.54 |
| 2009 | 2.17 | 25.40 | 1.63 | 19.05 | 63.74 | 7.11 | 239.36 | 0.00 | 32.57 | 20.92 | 0.00 | 185.87 | 975.51 |
| 2010 | 1.69 | 19.60 | 1.27 | 14.70 | 63.74 | 7.11 | 185.39 | 0.00 | 32.57 | 16.20 | 0.00 | 136.63 | 1,074.56 |
| 2011 | 1.41 | 16.28 | 1.06 | 12.21 | 63.74 | 7.11 | 154.32 | 0.00 | 32.57 | 13.48 | 0.00 | 108.28 | 1,145.59 |
| 2012 | 1.23 | 14.13 | 0.92 | 10.60 | 63.74 | 7.11 | 134.05 | 0.00 | 32.57 | 11.70 | 0.00 | 89.77 | 1,198.89 |
| 2013 | 1.09 | 12.51 | 0.82 | 9.38 | 63.74 | 7.11 | 118.93 | 0.00 | 32.57 | 10.38 | 0.00 | 75.98 | 1,239.70 |
| 2014 | 0.98 | 11.32 | 0.73 | 8.49 | 63.74 | 7.11 | 107.16 | 0.00 | 32.57 | 9.36 | 0.00 | 65.24 | 1,271.43 |
| 2015 | 0.88 | 10.37 | 0.66 | 7.78 | 63.74 | 7.11 | 97.44 | 0.00 | 32.57 | 8.52 | 0.00 | 56.35 | 1,296.23 |
| 2016 | 0.79 | 9.62 | 0.60 | 7.22 | 63.74 | 7.11 | 89.35 | 0.00 | 32.57 | 7.83 | 0.00 | 48.95 | 1,315.74 |
| 2017 | 0.71 | 8.96 | 0.54 | 6.72 | 63.74 | 7.11 | 81.89 | 0.00 | 32.57 | 7.20 | 0.00 | 42.12 | 1,330.93 |
| 2018 | 0.64 | 8.41 | 0.48 | 6.31 | 63.74 | 7.11 | 75.58 | 0.00 | 32.57 | 6.67 | 0.00 | 36.34 | 1,342.79 |
| 2019 | 0.58 | 7.94 | 0.43 | 5.96 | 63.74 | 7.11 | 70.02 | 0.00 | 32.57 | 6.20 | 0.00 | 31.25 | 1,352.03 |
| 2020 | 0.52 | 7.57 | 0.39 | 5.68 | 63.74 | 7.11 | 65.35 | 0.00 | 32.57 | 5.81 | 0.00 | 26.97 | 1,359.25 |
| 2021 | 0.47 | 7.16 | 0.35 | 5.37 | 63.74 | 7.11 | 60.56 | 0.00 | 32.57 | 5.41 | 0.00 | 22.58 | 1,364.71 |
| Rem. | 2.23 | 41.68 | 1.67 | 31.26 | 63.74 | 7.11 | 328.89 | 0.00 | 232.21 | 29.80 | 0.00 | 66.88 | 12.43 |
| **Total 21.9** | **24.11** | **314.84** | **18.08** | **236.13** | **63.74** | **7.11** | **2,832.42** | **0.00** | **709.87** | **249.81** | **0.00** | **1,872.74** | **1,377.15** |
| **Ult.** | **24.11** | **314.84** | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 0.000 |
| Return on Investment (undisc) : | 0.000 |
| Years to Payout : | 0.00 |
| Internal Rate of Return (%): | 0.00 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| **PW 5.00% :** | **1,577.75** | **PW 20.00% :** | **1,123.46** |
| **PW 8.00% :** | **1,449.03** | **PW 30.00% :** | **967.89** |
| **PW 10.00% :** | **1,377.15** | **PW 40.00% :** | **860.50** |
| **PW 12.00% :** | **1,314.06** | **PW 50.00% :** | **780.43** |
| **PW 15.00% :** | **1,232.66** | **PW 60.00% :** | **717.55** |

Date : 6/28/2007 9:04:59AM
Partner : All Cases

# ECONOMIC SUMMARY PROJECTION

ReoStar Energy
Custom Selection
Discount Rate : 10.00
As of : 4/1/2007

Proved Behind Pipe Rsv Class & Category

BARNETT AREA

Est. Cum Oil Mbbl : 0.00
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

| Year | | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2007 | | 5.41 | 74.23 | 4.06 | 55.67 | 63.74 | 7.11 | 654.52 | 0.00 | 21.71 | 57.96 | 0.00 | 574.85 | 556.10 |
| 2008 | | 3.31 | 39.65 | 2.48 | 29.74 | 63.74 | 7.11 | 369.62 | 0.00 | 32.57 | 32.38 | 0.00 | 304.67 | 826.54 |
| 2009 | | 2.17 | 25.40 | 1.63 | 19.05 | 63.74 | 7.11 | 239.36 | 0.00 | 32.57 | 20.92 | 0.00 | 185.87 | 975.51 |
| 2010 | | 1.69 | 19.60 | 1.27 | 14.70 | 63.74 | 7.11 | 185.39 | 0.00 | 32.57 | 16.20 | 0.00 | 136.63 | 1,074.56 |
| 2011 | | 1.41 | 16.28 | 1.06 | 12.21 | 63.74 | 7.11 | 154.32 | 0.00 | 32.57 | 13.48 | 0.00 | 108.28 | 1,145.59 |
| 2012 | | 1.23 | 14.13 | 0.92 | 10.60 | 63.74 | 7.11 | 134.05 | 0.00 | 32.57 | 11.70 | 0.00 | 89.77 | 1,198.89 |
| 2013 | | 1.09 | 12.51 | 0.82 | 9.38 | 63.74 | 7.11 | 118.93 | 0.00 | 32.57 | 10.38 | 0.00 | 75.98 | 1,239.70 |
| 2014 | | 0.98 | 11.32 | 0.73 | 8.49 | 63.74 | 7.11 | 107.16 | 0.00 | 32.57 | 9.36 | 0.00 | 65.24 | 1,271.43 |
| 2015 | | 0.88 | 10.37 | 0.66 | 7.78 | 63.74 | 7.11 | 97.44 | 0.00 | 32.57 | 8.52 | 0.00 | 56.35 | 1,296.23 |
| 2016 | | 0.79 | 9.62 | 0.60 | 7.22 | 63.74 | 7.11 | 89.35 | 0.00 | 32.57 | 7.83 | 0.00 | 48.95 | 1,315.74 |
| 2017 | | 0.71 | 8.96 | 0.54 | 6.72 | 63.74 | 7.11 | 81.89 | 0.00 | 32.57 | 7.20 | 0.00 | 42.12 | 1,330.93 |
| 2018 | | 0.64 | 8.41 | 0.48 | 6.31 | 63.74 | 7.11 | 75.58 | 0.00 | 32.57 | 6.67 | 0.00 | 36.34 | 1,342.79 |
| 2019 | | 0.58 | 7.94 | 0.43 | 5.96 | 63.74 | 7.11 | 70.02 | 0.00 | 32.57 | 6.20 | 0.00 | 31.25 | 1,352.03 |
| 2020 | | 0.52 | 7.57 | 0.39 | 5.68 | 63.74 | 7.11 | 65.35 | 0.00 | 32.57 | 5.81 | 0.00 | 26.97 | 1,359.25 |
| 2021 | | 0.47 | 7.16 | 0.35 | 5.37 | 63.74 | 7.11 | 60.56 | 0.00 | 32.57 | 5.41 | 0.00 | 22.58 | 1,364.71 |
| Rem. | | 2.23 | 41.68 | 1.67 | 31.26 | 63.74 | 7.11 | 328.89 | 0.00 | 232.21 | 29.80 | 0.00 | 66.88 | 12.43 |
| **Total** | **21.9** | **24.11** | **314.84** | **18.08** | **236.13** | **63.74** | **7.11** | **2,832.42** | **0.00** | **709.87** | **249.81** | **0.00** | **1,872.74** | **1,377.15** |
| **Ult.** | | **24.11** | **314.84** | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 0.000 |
| Return on Investment (undisc) : | 0.000 |
| Years to Payout : | 0.00 |
| Internal Rate of Return (%): | 0.00 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| **PW 5.00% :** | **1,577.75** | **PW 20.00% :** | **1,123.46** |
| **PW 8.00% :** | **1,449.03** | **PW 30.00% :** | **967.89** |
| **PW 10.00% :** | **1,377.15** | **PW 40.00% :** | **860.50** |
| **PW 12.00% :** | **1,314.06** | **PW 50.00% :** | **780.43** |
| **PW 15.00% :** | **1,232.66** | **PW 60.00% :** | **717.55** |

6/22/2007 3:06:02PM

# Economic One-Liners

Project Name : ReoStar Energy
Ownership Group : All Cases

As of Date: 4/1/2007

BARNETT AREA

| Lease Name *Risked* / UnRisked | *Reserve Category* | Net Reserves Oil (Mbbl) | Net Reserves Gas (MMcf) | Net Revenue Oil (M$) | Net Revenue Gas (M$) | Net Revenue Other (M$) | Expen. & Tax (M$) | Invest. (M$) | Cash Flow Non-Disc. (M$) | Cash Flow Disc. 10% (M$) | Life (years) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Grand Total** | **Total** | **18.08** | **236.13** | **1,152.68** | **1,679.75** | **0.00** | **959.68** | **0.00** | **1,872.74** | **1,377.15** | **21.89** |
| **Proved Behind Pipe Rsv Class & Category** | **Total** | **18.08** | **236.13** | **1,152.68** | **1,679.75** | **0.00** | **959.68** | **0.00** | **1,872.74** | **1,377.15** | **21.89** |
| INGLISH D 7 | *P-BP* | 18.08 | 236.13 | 1,152.68 | 1,679.75 | 0.00 | 959.68 | 0.00 | 1,872.74 | 1,377.15 | 21.89 |

Date : 6/28/2007 9:04:59AM
**Partner :** All Cases

# ECONOMIC SUMMARY PROJECTION

**ReoStar Energy**
**Custom Selection**
**Discount Rate :** 10.00
**As of :** 4/1/2007

**Proved Undeveloped Rsv Class & Category**

**Est. Cum Oil Mbbl :** 0.00
**Est. Cum Gas (MMcf) :** 0.00
**Est. Cum Water (Mbbl) :** 0.00

Total

| | Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2007 | 24.08 | 132.81 | 5.21 | 24.90 | 63.19 | 7.11 | 506.34 | 0.00 | 16.20 | 41.09 | 5,330.01 | -4,880.96 | -4,598.27 |
| | 2008 | 162.57 | 837.77 | 55.84 | 157.08 | 61.89 | 7.11 | 4,573.29 | 0.00 | 795.75 | 357.11 | 9,942.33 | -6,521.90 | -10,325.98 |
| | 2009 | 490.98 | 1,255.32 | 300.87 | 235.37 | 60.91 | 7.11 | 20,001.59 | 0.00 | 1,827.94 | 1,468.67 | 15,926.01 | 778.97 | -9,596.20 |
| | 2010 | 858.65 | 977.60 | 608.06 | 183.30 | 60.75 | 7.11 | 38,243.63 | 0.00 | 3,308.76 | 2,753.11 | 525.00 | 31,656.76 | 13,217.95 |
| | 2011 | 1,188.25 | 902.32 | 883.03 | 169.18 | 60.70 | 7.11 | 54,801.94 | 0.00 | 3,755.93 | 3,925.84 | 8,054.45 | 39,065.73 | 38,877.25 |
| | 2012 | 857.07 | 643.16 | 667.03 | 120.59 | 60.64 | 7.11 | 41,304.33 | 0.00 | 4,407.07 | 2,957.49 | 2,301.55 | 31,638.23 | 57,625.89 |
| | 2013 | 802.39 | 492.40 | 624.13 | 92.32 | 60.62 | 7.11 | 38,492.18 | 0.00 | 5,184.47 | 2,751.99 | 17,193.90 | 13,361.83 | 65,007.93 |
| | 2014 | 876.29 | 412.29 | 691.28 | 77.30 | 60.62 | 7.11 | 42,452.87 | 0.00 | 6,559.37 | 3,030.10 | 0.00 | 32,863.40 | 80,928.98 |
| | 2015 | 1,171.49 | 360.03 | 937.34 | 67.51 | 60.61 | 7.11 | 57,294.59 | 0.00 | 5,920.66 | 4,081.84 | 7,175.41 | 40,116.68 | 98,643.53 |
| | 2016 | 811.66 | 323.37 | 649.89 | 60.63 | 60.61 | 7.11 | 39,823.46 | 0.00 | 5,153.96 | 2,839.97 | 2,978.47 | 28,851.06 | 110,172.57 |
| | 2017 | 818.65 | 293.89 | 655.97 | 55.10 | 60.61 | 7.11 | 40,152.21 | 0.00 | 5,384.12 | 2,862.18 | 6,904.64 | 25,001.28 | 119,225.94 |
| | 2018 | 787.71 | 271.25 | 617.56 | 50.86 | 60.61 | 7.11 | 37,793.59 | 0.00 | 5,503.81 | 2,693.84 | 5,280.02 | 24,315.93 | 127,105.75 |
| | 2019 | 907.61 | 252.74 | 727.37 | 47.39 | 60.61 | 7.11 | 44,423.88 | 0.00 | 5,730.41 | 3,163.87 | 7,852.33 | 27,677.27 | 135,230.06 |
| | 2020 | 885.53 | 237.93 | 724.84 | 44.61 | 60.61 | 7.11 | 44,250.37 | 0.00 | 5,279.17 | 3,150.98 | 7,310.79 | 28,509.43 | 142,813.03 |
| | 2021 | 968.76 | 224.29 | 791.60 | 42.05 | 60.61 | 7.11 | 48,277.79 | 0.00 | 5,492.28 | 3,436.40 | 4,738.48 | 34,610.63 | 151,160.39 |
| **Rem.** | | 3,117.29 | 1,066.20 | 2,499.23 | 199.91 | 60.61 | 7.11 | 152,902.01 | 0.00 | 24,240.29 | 10,897.28 | 8,123.10 | 109,641.34 | 20,921.90 |
| **Total** | **31.7** | **14,728.97** | **8,683.37** | **11,439.25** | **1,628.13** | **60.64** | **7.11** | **705,294.08** | **0.00** | **88,560.19** | **50,411.76** | **109,636.46** | **456,685.67** | **172,082.30** |
| **Ult.** | | **14,728.97** | **8,683.37** | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 3.961 |
| Return on Investment (undisc) : | 5.165 |
| Years to Payout : | 5.05 |
| Internal Rate of Return (%): | 78.90 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| **PW 5.00% :** | **273,589.32** | **PW 20.00% :** | **76,761.91** |
| **PW 8.00% :** | **206,012.73** | **PW 30.00% :** | **38,150.98** |
| **PW 10.00% :** | **172,082.30** | **PW 40.00% :** | **19,909.23** |
| **PW 12.00% :** | **144,724.58** | **PW 50.00% :** | **10,310.27** |
| **PW 15.00% :** | **112,941.64** | **PW 60.00% :** | **4,898.28** |

Date : 6/28/2007 9:04:59AM
Partner : All Cases

# ECONOMIC SUMMARY PROJECTION

ReoStar Energy
Custom Selection
Discount Rate : 10.00
As of : 4/1/2007

Proved Undeveloped Rsv Class & Category

Est. Cum Oil Mbbl : 0.00
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

BARNETT AREA

| Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2007 | 22.85 | 132.81 | 4.28 | 24.90 | 63.74 | 7.11 | 450.24 | 0.00 | 10.18 | 37.10 | 1,650.00 | -1,247.04 | -1,196.02 |
| 2008 | 121.93 | 837.77 | 22.86 | 157.08 | 63.74 | 7.11 | 2,574.70 | 0.00 | 101.83 | 215.21 | 3,850.00 | -1,592.34 | -2,628.12 |
| 2009 | 158.24 | 1,255.32 | 29.67 | 235.37 | 63.74 | 7.11 | 3,565.67 | 0.00 | 203.55 | 301.72 | 2,387.50 | 672.90 | -2,127.51 |
| 2010 | 149.13 | 977.60 | 27.96 | 183.30 | 63.74 | 7.11 | 3,086.37 | 0.00 | 227.98 | 256.95 | 525.00 | 2,076.45 | -626.55 |
| 2011 | 139.42 | 902.32 | 26.14 | 169.18 | 63.74 | 7.11 | 2,869.89 | 0.00 | 227.98 | 238.66 | 337.50 | 2,065.75 | 726.86 |
| 2012 | 34.95 | 643.16 | 6.55 | 120.59 | 63.74 | 7.11 | 1,275.62 | 0.00 | 227.98 | 115.45 | 0.00 | 932.20 | 1,283.13 |
| 2013 | 16.91 | 492.40 | 3.17 | 92.32 | 63.74 | 7.11 | 858.85 | 0.00 | 227.98 | 80.02 | 0.00 | 550.85 | 1,579.50 |
| 2014 | 12.91 | 412.29 | 2.42 | 77.30 | 63.74 | 7.11 | 704.17 | 0.00 | 227.98 | 65.94 | 0.00 | 410.25 | 1,779.18 |
| 2015 | 10.77 | 360.03 | 2.02 | 67.51 | 63.74 | 7.11 | 608.99 | 0.00 | 227.98 | 57.16 | 0.00 | 323.85 | 1,921.82 |
| 2016 | 9.42 | 323.37 | 1.77 | 60.63 | 63.74 | 7.11 | 543.92 | 0.00 | 227.98 | 51.13 | 0.00 | 264.82 | 2,027.38 |
| 2017 | 8.37 | 293.89 | 1.57 | 55.10 | 63.74 | 7.11 | 492.02 | 0.00 | 227.98 | 46.30 | 0.00 | 217.75 | 2,105.94 |
| 2018 | 7.52 | 271.25 | 1.41 | 50.86 | 63.74 | 7.11 | 451.67 | 0.00 | 227.98 | 42.56 | 0.00 | 181.13 | 2,165.08 |
| 2019 | 6.76 | 252.74 | 1.27 | 47.39 | 63.74 | 7.11 | 417.95 | 0.00 | 227.98 | 39.45 | 0.00 | 150.53 | 2,209.58 |
| 2020 | 6.10 | 237.93 | 1.14 | 44.61 | 63.74 | 7.11 | 390.31 | 0.00 | 227.98 | 36.92 | 0.00 | 125.42 | 2,243.15 |
| 2021 | 5.48 | 224.29 | 1.03 | 42.05 | 63.74 | 7.11 | 364.63 | 0.00 | 227.98 | 34.56 | 0.00 | 102.09 | 2,267.87 |
| Rem. | 21.98 | 1,066.20 | 4.12 | 199.91 | 63.74 | 7.11 | 1,684.86 | 0.00 | 1,195.78 | 160.87 | 0.00 | 328.21 | 55.51 |
| Total 31.7 | 732.74 | 8,683.37 | 137.39 | 1,628.13 | 63.74 | 7.11 | 20,339.87 | 0.00 | 4,247.05 | 1,780.01 | 8,750.00 | 5,562.81 | 2,323.38 |
| Ult. | 732.74 | 8,683.37 | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 1.308 |
| Return on Investment (undisc) : | 1.636 |
| Years to Payout : | 3.93 |
| Internal Rate of Return (%): | 27.30 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| PW 5.00% : | 3,640.23 | PW 20.00% : | 698.01 |
| PW 8.00% : | 2,795.04 | PW 30.00% : | -199.47 |
| PW 10.00% : | 2,323.38 | PW 40.00% : | -713.87 |
| PW 12.00% : | 1,911.23 | PW 50.00% : | -1,008.60 |
| PW 15.00% : | 1,384.93 | PW 60.00% : | -1,171.04 |

6/22/2007 2:00:09PM

# Economic One-Liners

**Project Name :** **ReoStar Energy**
**Ownership Group :** **All Cases**

**As of Date: 4/1/2007**

BARNETT AREA

| Lease Name *Risked* / UnRisked | *Reserve Category* | Net Reserves Oil (Mbbl) | Net Reserves Gas (MMcf) | Net Revenue Oil (M$) | Net Revenue Gas (M$) | Net Revenue Other (M$) | Expen. & Tax (M$) | Invest. (M$) | Cash Flow Non-Disc. (M$) | Cash Flow Disc. 10% (M$) | Life (years) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Grand Total** | **Total** | **137.39** | **1,628.13** | **8,757.74** | **11,582.13** | **0.00** | **6,027.06** | **8,750.00** | **5,562.81** | **2,323.38** | **31.66** |
| **Proved Undeveloped Rsv Class & Category** | **Total** | **137.39** | **1,628.13** | **8,757.74** | **11,582.13** | **0.00** | **6,027.06** | **8,750.00** | **5,562.81** | **2,323.38** | **31.66** |
| BOYD PUD 1 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.36 | 312.50 | 144.20 | 57.01 | 18.13 |
| CRAIG MUNCASTER PUD 1 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.37 | 312.50 | 144.20 | 56.52 | 18.21 |
| CRAIG MUNCASTER PUD 2 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.35 | 312.50 | 144.21 | 56.07 | 18.29 |
| CRAIG MUNCASTER PUD 3 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.35 | 312.50 | 144.21 | 55.59 | 18.38 |
| CRAIG MUNCASTER PUD 4 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.34 | 312.50 | 144.23 | 55.14 | 18.46 |
| CRAIG MUNCASTER PUD 5 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.34 | 312.50 | 144.22 | 54.67 | 18.55 |
| CRAIG MUNCASTER PUD 6 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.43 | 312.50 | 144.13 | 54.19 | 18.63 |
| CRAIG MUNCASTER PUD 7 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.41 | 312.50 | 144.16 | 53.79 | 18.71 |
| CRAIG MUNCASTER PUD 8 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.41 | 312.50 | 144.16 | 53.33 | 18.80 |
| CRAIG MUNCASTER PUD 9 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.39 | 312.50 | 144.18 | 52.90 | 18.88 |
| CRAIG MUNCASTER PUD 10 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.39 | 312.50 | 144.17 | 52.45 | 18.96 |
| CRANDALL PUD 1 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.38 | 312.50 | 144.19 | 52.03 | 19.04 |
| CRANDALL PUD 2 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.38 | 312.50 | 144.18 | 51.58 | 19.13 |
| CRANDALL PUD 3 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.39 | 312.50 | 144.18 | 51.14 | 19.21 |
| CRANDALL PUD 4 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.38 | 312.50 | 144.19 | 50.73 | 19.30 |
| CRANDALL PUD 5 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.38 | 312.50 | 144.19 | 50.30 | 19.38 |
| FORD PUD 1 | *P-UD* | 9.97 | 135.86 | 635.60 | 966.46 | 0.00 | 382.51 | 312.50 | 907.04 | 490.56 | 31.58 |
| FORD PUD 2 | *P-UD* | 9.97 | 135.86 | 635.60 | 966.46 | 0.00 | 382.59 | 312.50 | 906.97 | 486.56 | 31.66 |
| INGLISH 6 PUD 1 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.38 | 312.50 | 144.18 | 52.27 | 19.00 |
| INGLISH 7 PUD 2 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.38 | 312.50 | 144.18 | 51.85 | 19.08 |
| INGLISH 8 PUD 3 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.36 | 312.50 | 144.21 | 49.89 | 19.46 |
| INGLISH D PUD 1 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.37 | 312.50 | 144.20 | 49.47 | 19.55 |
| INGLISH D PUD 2 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.46 | 312.50 | 144.11 | 49.03 | 19.63 |
| KEW MUNCASTER 2 PUD 1 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.39 | 312.50 | 144.17 | 47.49 | 19.96 |
| MUNCASTER 4 PUD 1 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.39 | 312.50 | 144.18 | 46.30 | 20.21 |
| NOBLES PUD 1 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.41 | 312.50 | 144.16 | 48.70 | 19.71 |
| SHERMAN MUNCASTER 3 PUD 1 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.38 | 312.50 | 144.19 | 47.10 | 20.04 |
| SHERMAN MUNCASTER 4 PUD 2 | *P-UD* | 4.52 | 52.17 | 287.94 | 371.12 | 0.00 | 202.38 | 312.50 | 144.18 | 46.70 | 20.13 |

Date : 6/28/2007 9:04:59AM
Partner : All Cases

# ECONOMIC SUMMARY PROJECTION

ReoStar Energy
Custom Selection
Discount Rate : 10.00
As of : 4/1/2007

Proved Undeveloped Rsv Class & Category

CORSICANA AREA

Est. Cum Oil Mbbl : 0.00
Est. Cum Gas (MMcf) : 0.00
Est. Cum Water (Mbbl) : 0.00

| Year | Oil Gross (Mbbl) | Gas Gross (MMcf) | Oil Net (Mbbl) | Gas Net (MMcf) | Oil Price ($/bbl) | Gas Price ($/Mcf) | Oil & Gas Rev. Net (M$) | Misc. Rev. Net (M$) | Costs Net (M$) | Taxes Net (M$) | Invest. Net (M$) | NonDisc. CF Annual (M$) | Cum Disc.CF (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2007 | 1.23 | 0.00 | 0.93 | 0.00 | 60.61 | 0.00 | 56.10 | 0.00 | 6.03 | 3.98 | 3,680.01 | -3,633.92 | -3,402.24 |
| 2008 | 40.64 | 0.00 | 32.98 | 0.00 | 60.61 | 0.00 | 1,998.58 | 0.00 | 693.92 | 141.90 | 6,092.33 | -4,929.57 | -7,697.86 |
| 2009 | 332.74 | 0.00 | 271.20 | 0.00 | 60.61 | 0.00 | 16,435.92 | 0.00 | 1,624.39 | 1,166.95 | 13,538.51 | 106.07 | -7,468.69 |
| 2010 | 709.52 | 0.00 | 580.10 | 0.00 | 60.61 | 0.00 | 35,157.26 | 0.00 | 3,080.78 | 2,496.17 | 0.00 | 29,580.31 | 13,844.50 |
| 2011 | 1,048.83 | 0.00 | 856.89 | 0.00 | 60.61 | 0.00 | 51,932.05 | 0.00 | 3,527.95 | 3,687.18 | 7,716.95 | 36,999.98 | 38,150.39 |
| 2012 | 822.12 | 0.00 | 660.48 | 0.00 | 60.61 | 0.00 | 40,028.71 | 0.00 | 4,179.09 | 2,842.04 | 2,301.55 | 30,706.03 | 56,342.76 |
| 2013 | 785.48 | 0.00 | 620.96 | 0.00 | 60.61 | 0.00 | 37,633.34 | 0.00 | 4,956.49 | 2,671.97 | 17,193.90 | 12,810.98 | 63,428.42 |
| 2014 | 863.38 | 0.00 | 688.86 | 0.00 | 60.61 | 0.00 | 41,748.69 | 0.00 | 6,331.39 | 2,964.16 | 0.00 | 32,453.14 | 79,149.80 |
| 2015 | 1,160.71 | 0.00 | 935.32 | 0.00 | 60.61 | 0.00 | 56,685.60 | 0.00 | 5,692.69 | 4,024.68 | 7,175.41 | 39,792.83 | 96,721.71 |
| 2016 | 802.24 | 0.00 | 648.12 | 0.00 | 60.61 | 0.00 | 39,279.55 | 0.00 | 4,925.98 | 2,788.85 | 2,978.47 | 28,586.25 | 108,145.19 |
| 2017 | 810.28 | 0.00 | 654.40 | 0.00 | 60.61 | 0.00 | 39,660.19 | 0.00 | 5,156.15 | 2,815.87 | 6,904.64 | 24,783.53 | 117,120.00 |
| 2018 | 780.19 | 0.00 | 616.15 | 0.00 | 60.61 | 0.00 | 37,341.92 | 0.00 | 5,275.83 | 2,651.28 | 5,280.02 | 24,134.80 | 124,940.67 |
| 2019 | 900.85 | 0.00 | 726.11 | 0.00 | 60.61 | 0.00 | 44,005.93 | 0.00 | 5,502.44 | 3,124.42 | 7,852.33 | 27,526.74 | 133,020.48 |
| 2020 | 879.42 | 0.00 | 723.70 | 0.00 | 60.61 | 0.00 | 43,860.06 | 0.00 | 5,051.20 | 3,114.06 | 7,310.79 | 28,384.00 | 140,569.88 |
| 2021 | 963.29 | 0.00 | 790.57 | 0.00 | 60.61 | 0.00 | 47,913.15 | 0.00 | 5,264.31 | 3,401.83 | 4,738.48 | 34,508.54 | 148,892.52 |
| Rem. | 3,095.30 | 0.00 | 2,495.11 | 0.00 | 60.61 | 0.00 | 151,217.16 | 0.00 | 23,044.51 | 10,736.42 | 8,123.10 | 109,313.13 | 20,866.39 |
| Total 21.7 | 13,996.23 | 0.00 | 11,301.86 | 0.00 | 60.61 | 0.00 | 684,954.21 | 0.00 | 84,313.15 | 48,631.75 | 100,886.46 | 451,122.86 | 169,758.91 |
| Ult. | 13,996.23 | 0.00 | | | | | | | | | | | |

**Eco. Indicators**

| | |
|---|---|
| Return on Investment (disc) : | 4.357 |
| Return on Investment (undisc) : | 5.472 |
| Years to Payout : | 5.12 |
| Internal Rate of Return (%): | 89.53 |

**Present Worth Profile (M$)**

| | | | |
|---|---|---|---|
| PW 5.00% : | 269,949.09 | PW 20.00% : | 76,063.91 |
| PW 8.00% : | 203,217.68 | PW 30.00% : | 38,350.45 |
| PW 10.00% : | 169,758.91 | PW 40.00% : | 20,623.09 |
| PW 12.00% : | 142,813.36 | PW 50.00% : | 11,318.87 |
| PW 15.00% : | 111,556.71 | PW 60.00% : | 6,069.33 |

6/27/2007 3:13:12PM

# Economic One-Liners

**Project Name :** **ReoStar Energy**
**Ownership Group :** **All Cases**

**As of Date: 4/1/2007**

CORSICANA AREA

| Lease Name *Risked* / UnRisked | *Reserve Category* | Net Reserves Oil (Mbbl) | Net Reserves Gas (MMcf) | Net Revenue Oil (M$) | Net Revenue Gas (M$) | Net Revenue Other (M$) | Expen. & Tax (M$) | Invest. (M$) | Cash Flow Non-Disc. (M$) | Cash Flow Disc. 10% (M$) | Life (years) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Grand Total** | **Total** | **11,301.86** | **0.00** | **684,954.21** | **0.00** | **0.00** | **132,944.90** | **100,886.46** | **451,122.86** | **169,758.91** | **21.72** |
| **Proved Undeveloped Rsv Class & Category** | **Total** | **11,301.86** | **0.00** | **684,954.21** | **0.00** | **0.00** | **132,944.90** | **100,886.46** | **451,122.86** | **169,758.91** | **21.72** |
| BARRY (Poly) | *P-UD* | 398.37 | 0.00 | 24,143.52 | 0.00 | 0.00 | 4,658.72 | 3,520.01 | 15,964.79 | 11,228.21 | 7.08 |
| BENTON (Poly) | *P-UD* | 214.51 | 0.00 | 13,000.35 | 0.00 | 0.00 | 2,507.44 | 1,895.39 | 8,597.52 | 5,730.43 | 7.62 |
| BLACKBURN (Poly) | *P-UD* | 474.98 | 0.00 | 28,786.50 | 0.00 | 0.00 | 5,556.78 | 4,196.94 | 19,032.78 | 12,321.10 | 7.92 |
| BOUNDS REX T (Poly) | *P-UD* | 206.52 | 0.00 | 12,516.12 | 0.00 | 0.00 | 2,359.14 | 1,760.01 | 8,396.97 | 5,110.52 | 8.56 |
| BREITHAUPT (Poly) | *P-UD* | 514.68 | 0.00 | 31,192.56 | 0.00 | 0.00 | 6,163.48 | 4,738.48 | 20,290.60 | 3,705.22 | 20.58 |
| C.A. BRIEFHOUFT (Poly) | *P-UD* | 619.21 | 0.00 | 37,527.46 | 0.00 | 0.00 | 7,308.88 | 5,550.79 | 24,667.79 | 4,035.89 | 21.72 |
| CAVENDER -B- (Poly) | *P-UD* | 91.93 | 0.00 | 5,571.58 | 0.00 | 0.00 | 1,075.02 | 812.31 | 3,684.25 | 2,177.57 | 8.83 |
| CENTRAL PETROLEUM CO (Poly) | *P-UD* | 1,241.08 | 0.00 | 75,216.34 | 0.00 | 0.00 | 14,516.52 | 10,966.19 | 49,733.63 | 29,026.93 | 8.96 |
| CHAPMAN -C- (Poly) | *P-UD* | 824.36 | 0.00 | 49,960.84 | 0.00 | 0.00 | 9,950.96 | 7,716.95 | 32,292.93 | 15,867.91 | 10.60 |
| DREEBEN CEN PET (Poly) | *P-UD* | 250.40 | 0.00 | 15,175.88 | 0.00 | 0.00 | 2,999.48 | 2,301.55 | 9,874.86 | 4,317.86 | 11.81 |
| FLEMING -A- (Poly) | *P-UD* | 444.34 | 0.00 | 26,929.31 | 0.00 | 0.00 | 5,197.06 | 3,926.17 | 17,806.08 | 7,535.21 | 12.18 |
| GARVIN J A (Poly) | *P-UD* | 205.87 | 0.00 | 12,476.72 | 0.00 | 0.00 | 2,468.33 | 1,895.39 | 8,113.00 | 3,224.32 | 12.77 |
| GIBSON (Poly) | *P-UD* | 1,287.05 | 0.00 | 78,002.13 | 0.00 | 0.00 | 15,059.31 | 11,372.34 | 51,570.48 | 19,962.86 | 13.08 |
| HILL GILLETTE (Poly) | *P-UD* | 286.95 | 0.00 | 17,390.77 | 0.00 | 0.00 | 3,384.73 | 2,572.32 | 11,433.73 | 1,945.53 | 21.32 |
| KERR 1 & 2 (Poly) | *P-UD* | 812.07 | 0.00 | 49,215.63 | 0.00 | 0.00 | 9,496.10 | 7,175.41 | 32,544.12 | 10,586.60 | 14.83 |
| KING -A- (Poly) | *P-UD* | 314.47 | 0.00 | 19,058.31 | 0.00 | 0.00 | 3,822.43 | 2,978.47 | 12,257.41 | 3,553.60 | 15.87 |
| KING -B- (Poly) | *P-UD* | 42.88 | 0.00 | 2,598.86 | 0.00 | 0.00 | 520.82 | 406.16 | 1,671.89 | 462.97 | 16.33 |
| MCKINNEY (Poly) | *P-UD* | 353.19 | 0.00 | 21,405.30 | 0.00 | 0.00 | 4,315.62 | 3,384.63 | 13,705.05 | 3,770.09 | 16.38 |
| MCKINNEY PECAN GAP PUD 1 | *P-UD* | 4.19 | 0.00 | 254.19 | 0.00 | 0.00 | 114.35 | 80.00 | 59.84 | 32.46 | 10.46 |
| MCKINNEY PECAN GAP PUD 2 | *P-UD* | 4.19 | 0.00 | 254.19 | 0.00 | 0.00 | 114.35 | 80.00 | 59.84 | 32.34 | 10.50 |
| MUNSEY & MUNSEY (Poly) | *P-UD* | 354.69 | 0.00 | 21,495.92 | 0.00 | 0.00 | 4,131.18 | 3,113.86 | 14,250.88 | 3,746.24 | 16.97 |
| PIERCE (Poly) | *P-UD* | 619.55 | 0.00 | 37,548.35 | 0.00 | 0.00 | 7,078.52 | 5,280.02 | 25,189.82 | 6,325.58 | 17.45 |
| PIERCE HELEN H FEE (Poly) | *P-UD* | 571.90 | 0.00 | 34,660.02 | 0.00 | 0.00 | 6,532.82 | 4,873.86 | 23,253.34 | 5,385.26 | 18.26 |
| STOUT (Poly) | *P-UD* | 337.08 | 0.00 | 20,429.13 | 0.00 | 0.00 | 3,941.48 | 2,978.47 | 13,509.18 | 2,896.40 | 19.01 |
| WORTHEY J A (Poly) | *P-UD* | 260.47 | 0.00 | 15,786.15 | 0.00 | 0.00 | 3,044.36 | 2,301.55 | 10,440.24 | 2,138.72 | 19.47 |
| WRIGHT -A- (Poly) | *P-UD* | 153.22 | 0.00 | 9,285.97 | 0.00 | 0.00 | 1,791.92 | 1,353.85 | 6,140.19 | 1,214.39 | 19.82 |
| WRIGHT J J W & H (Poly) | *P-UD* | 413.69 | 0.00 | 25,072.11 | 0.00 | 0.00 | 4,835.10 | 3,655.40 | 16,581.62 | 3,424.69 | 19.39 |

## ATTACHMENT B

## RANKING OF PROVED PROPERTIES IN DESCENDING ORDER OF DISCOUNTED FUTURE NET REVENUE VALUE

**FORREST A. GARB & ASSOCIATES, INC.**

# Properties Ranked by Discounted Value

As Of Date : 4/1/2007
Discount Rate (%) : 10.000

6/28/2007
11:14:07AM

**Project Name :** ReoStar Energy
**Partner :** All Cases

| Property Name | | Rank | Discounted Net Value (M$) | Percent of Total Value | Cum. Percent | Disc. Rate (%) | Non-Disc. Cash (M$) |
|---|---|---|---|---|---|---|---|
| CENTRAL PETROLEUM CO (Poly) | *PUD* | 1 | 29,026.93 | 16.04 % | 16.04 % | 10.00 | 49,733.63 |
| GIBSON (Poly) | *PUD* | 2 | 19,962.86 | 11.03 % | 27.07 % | 10.00 | 51,570.48 |
| CHAPMAN -C- (Poly) | *PUD* | 3 | 15,867.91 | 8.77 % | 35.84 % | 10.00 | 32,292.93 |
| BLACKBURN (Poly) | *PUD* | 4 | 12,321.10 | 6.81 % | 42.65 % | 10.00 | 19,032.78 |
| BARRY (Poly) | *PUD* | 5 | 11,228.21 | 6.20 % | 48.85 % | 10.00 | 15,964.79 |
| KERR 1 & 2 (Poly) | *PUD* | 6 | 10,586.60 | 5.85 % | 54.70 % | 10.00 | 32,544.12 |
| FLEMING -A- (Poly) | *PUD* | 7 | 7,535.21 | 4.16 % | 58.87 % | 10.00 | 17,806.08 |
| PIERCE (Poly) | *PUD* | 8 | 6,325.58 | 3.50 % | 62.36 % | 10.00 | 25,189.82 |
| BENTON (Poly) | *PUD* | 9 | 5,730.43 | 3.17 % | 65.53 % | 10.00 | 8,597.52 |
| PIERCE HELEN H FEE (Poly) | *PUD* | 10 | 5,385.26 | 2.98 % | 68.50 % | 10.00 | 23,253.34 |
| BOUNDS REX T (Poly) | *PUD* | 11 | 5,110.52 | 2.82 % | 71.33 % | 10.00 | 8,396.97 |
| DREEBEN CEN PET (Poly) | *PUD* | 12 | 4,317.86 | 2.39 % | 73.71 % | 10.00 | 9,874.86 |
| C.A. BRIEFHOUFT (Poly) | *PUD* | 13 | 4,035.89 | 2.23 % | 75.94 % | 10.00 | 24,667.79 |
| MCKINNEY (Poly) | *PUD* | 14 | 3,770.09 | 2.08 % | 78.03 % | 10.00 | 13,705.05 |
| MUNSEY & MUNSEY (Poly) | *PUD* | 15 | 3,746.24 | 2.07 % | 80.10 % | 10.00 | 14,250.88 |
| BREITHAUPT (Poly) | *PUD* | 16 | 3,705.22 | 2.05 % | 82.14 % | 10.00 | 20,290.60 |
| KING -A- (Poly) | *PUD* | 17 | 3,553.60 | 1.96 % | 84.11 % | 10.00 | 12,257.41 |
| WRIGHT J J W & H (Poly) | *PUD* | 18 | 3,424.69 | 1.89 % | 86.00 % | 10.00 | 16,581.62 |
| GARVIN J A (Poly) | *PUD* | 19 | 3,224.32 | 1.78 % | 87.78 % | 10.00 | 8,113.00 |
| STOUT (Poly) | *PUD* | 20 | 2,896.40 | 1.60 % | 89.38 % | 10.00 | 13,509.18 |
| CAVENDER -B- (Poly) | *PUD* | 21 | 2,177.57 | 1.20 % | 90.59 % | 10.00 | 3,684.25 |
| WORTHEY J A (Poly) | *PUD* | 22 | 2,138.72 | 1.18 % | 91.77 % | 10.00 | 10,440.24 |
| HILL GILLETTE (Poly) | *PUD* | 23 | 1,945.53 | 1.08 % | 92.84 % | 10.00 | 11,433.73 |
| INGLISH D 7 | *PBP* | 24 | 1,377.15 | 0.76 % | 93.60 % | 10.00 | 1,872.74 |
| WRIGHT -A- (Poly) | *PUD* | 25 | 1,214.39 | 0.67 % | 94.28 % | 10.00 | 6,140.19 |
| INGLISH D 6 | *PDP* | 26 | 610.45 | 0.34 % | 94.61 % | 10.00 | 792.05 |
| FORD PUD 1 | *PUD* | 27 | 490.56 | 0.27 % | 94.88 % | 10.00 | 907.04 |
| FORD PUD 2 | *PUD* | 28 | 486.56 | 0.27 % | 95.15 % | 10.00 | 906.97 |
| KING -B- (Poly) | *PUD* | 29 | 462.97 | 0.26 % | 95.41 % | 10.00 | 1,671.89 |
| INGLISH D 7 (refrac) | *PNP* | 31 | 400.18 | 0.22 % | 95.63 % | 10.00 | 1,112.3[illegible] |
| INGLISH B 3 | *PDP* | 32 | 340.96 | 0.19 % | 95.82 % | 10.00 | 383.56 |
| PIERCE HELEN H FEE MULTI | *PDP* | 33 | 303.54 | 0.17 % | 95.99 % | 10.00 | 670.38 |
| INGLISH SISTERS 5 | *PDP* | 34 | 290.50 | 0.16 % | 96.15 % | 10.00 | 457.36 |
| KEW MUNCASTER 1 | *PDP* | 35 | 287.81 | 0.16 % | 96.31 % | 10.00 | 442.87 |
| INGLISH D 5 | *PDP* | 36 | 271.20 | 0.15 % | 96.46 % | 10.00 | 373.41 |
| CRAIG MUNCASTER 2 | *PDP* | 37 | 249.82 | 0.14 % | 96.59 % | 10.00 | 479.63 |
| MCKINNEY 2 B | *PDP* | 38 | 235.55 | 0.13 % | 96.72 % | 10.00 | 354.21 |
| INGLISH 5 | *PDP* | 39 | 228.39 | 0.13 % | 96.85 % | 10.00 | 387.34 |
| BOYD 1 | *PDP* | 40 | 214.37 | 0.12 % | 96.97 % | 10.00 | 387.12 |
| CAVENDER -B- MULTI | *PDP* | 41 | 210.30 | 0.12 % | 97.08 % | 10.00 | 518.08 |
| INGLISH D 6 (refrac) | *PNP* | 43 | 189.57 | 0.10 % | 97.19 % | 10.00 | 437.79 |
| INGLISH SISTERS 1 (refrac) | *PNP* | 45 | 174.02 | 0.10 % | 97.29 % | 10.00 | 283.14 |
| MUNCASTER 2 (refrac) | *PNP* | 47 | 161.65 | 0.09 % | 97.37 % | 10.00 | 199.00 |
| INGLISH D 4 | *PDP* | 48 | 152.29 | 0.08 % | 97.46 % | 10.00 | 184.75 |
| KING -A- 12PC | *PDP* | 49 | 134.06 | 0.07 % | 97.53 % | 10.00 | 157.58 |
| INGLISH D 2 | *PDP* | 50 | 130.73 | 0.07 % | 97.60 % | 10.00 | 167.89 |
| CRAIG MUNCASTER 2 (refrac) | *PNP* | 52 | 124.76 | 0.07 % | 97.67 % | 10.00 | 488.67 |
| INGLISH D 3 | *PDP* | 53 | 123.06 | 0.07 % | 97.74 % | 10.00 | 163.47 |
| INGLISH SISTERS 5 (refrac) | *PNP* | 55 | 113.64 | 0.06 % | 97.80 % | 10.00 | 399.28 |
| INGLISH SISTERS 2 (refrac) | *PNP* | 57 | 100.10 | 0.06 % | 97.86 % | 10.00 | 158.02 |
| INGLISH 1 | *PDP* | 58 | 99.37 | 0.05 % | 97.91 % | 10.00 | 136.19 |
| SHERMAN MUNCASTER 1 | *PDP* | 59 | 98.26 | 0.05 % | 97.97 % | 10.00 | 160.19 |
| CRANDALL 3 (refrac) | *PNP* | 61 | 97.50 | 0.05 % | 98.02 % | 10.00 | 169.71 |
| INGLISH SISTERS 2 | *PDP* | 62 | 85.42 | 0.05 % | 98.07 % | 10.00 | 124.08 |
| INGLISH 1-H | *PDP* | 63 | 84.00 | 0.05 % | 98.12 % | 10.00 | 113.08 |
| INGLISH SISTERS 1 | *PDP* | 64 | 82.38 | 0.05 % | 98.16 % | 10.00 | 122.67 |
| CRAIG MUNCASTER 7 | *PDP* | 65 | 79.95 | 0.04 % | 98.21 % | 10.00 | 109.74 |

**ATTACHMENT B - 1**

**FORREST A. GARB & ASSOCIATES, INC.**

# Properties Ranked by Discounted Value

As Of Date : 4/1/2007
Discount Rate (%) : 10.000

6/28/2007
11:14:07AM

**Project Name :** ReoStar Energy
**Partner :** All Cases

| Property Name | Rank | Discounted Net Value (M$) | Percent of Total Value | Cum. Percent | Disc. Rate (%) | Non-Disc. Cash (M$) |
|---|---|---|---|---|---|---|
| INGLISH D 5 (refrac) | *PNP* 67 | 79.92 | 0.04 % | 98.25 % | 10.00 | 215.67 |
| INGLISH B 1 | *PDP* 68 | 79.37 | 0.04 % | 98.29 % | 10.00 | 92.15 |
| INGLISH 3 | *PDP* 69 | 78.73 | 0.04 % | 98.34 % | 10.00 | 121.41 |
| SHERMAN MUNCASTER 2 (refrac) | *PNP* 71 | 78.38 | 0.04 % | 98.38 % | 10.00 | 105.59 |
| STOUT MULTI | *PDP* 72 | 77.50 | 0.04 % | 98.42 % | 10.00 | 242.89 |
| INGLISH 5 (refrac) | *PNP* 74 | 75.53 | 0.04 % | 98.47 % | 10.00 | 313.97 |
| BOYD 1 (refrac) | *PNP* 76 | 74.04 | 0.04 % | 98.51 % | 10.00 | 317.47 |
| MOSS 1 | *PDP* 77 | 73.18 | 0.04 % | 98.55 % | 10.00 | 89.52 |
| BLACKBURN 1 C | *PDP* 78 | 64.94 | 0.04 % | 98.58 % | 10.00 | 86.19 |
| CRANDALL 3 | *PDP* 79 | 64.71 | 0.04 % | 98.62 % | 10.00 | 103.01 |
| INGLISH 1-H (refrac) | *PNP* 81 | 63.18 | 0.03 % | 98.65 % | 10.00 | 85.28 |
| INGLISH D 3 (refrac) | *PNP* 83 | 58.25 | 0.03 % | 98.69 % | 10.00 | 87.49 |
| INGLISH SISTERS 4 (refrac) | *PNP* 85 | 57.51 | 0.03 % | 98.72 % | 10.00 | 62.73 |
| BOYD PUD 1 | *PUD* 86 | 57.01 | 0.03 % | 98.75 % | 10.00 | 144.2[illegible] |
| CRAIG MUNCASTER PUD 1 | *PUD* 87 | 56.52 | 0.03 % | 98.78 % | 10.00 | 144.20 |
| CRAIG MUNCASTER PUD 2 | *PUD* 88 | 56.07 | 0.03 % | 98.81 % | 10.00 | 144.21 |
| CRAIG MUNCASTER PUD 3 | *PUD* 89 | 55.59 | 0.03 % | 98.84 % | 10.00 | 144.21 |
| CRAIG MUNCASTER 3 (refrac) | *PNP* 91 | 55.41 | 0.03 % | 98.87 % | 10.00 | 63.39 |
| CRAIG MUNCASTER PUD 4 | *PUD* 92 | 55.14 | 0.03 % | 98.90 % | 10.00 | 144.23 |
| CRAIG MUNCASTER PUD 5 | *PUD* 93 | 54.67 | 0.03 % | 98.93 % | 10.00 | 144.22 |
| INGLISH D 4 (refrac) | *PNP* 95 | 54.66 | 0.03 % | 98.96 % | 10.00 | 87.27 |
| INGLISH D 2 (refrac) | *PNP* 97 | 54.27 | 0.03 % | 98.99 % | 10.00 | 84.21 |
| CRAIG MUNCASTER PUD 6 | *PUD* 98 | 54.19 | 0.03 % | 99.02 % | 10.00 | 144.13 |
| CRAIG MUNCASTER PUD 7 | *PUD* 99 | 53.79 | 0.03 % | 99.05 % | 10.00 | 144.16 |
| CRAIG MUNCASTER PUD 8 | *PUD* 100 | 53.33 | 0.03 % | 99.08 % | 10.00 | 144.16 |
| CRAIG MUNCASTER PUD 9 | *PUD* 101 | 52.90 | 0.03 % | 99.11 % | 10.00 | 144.18 |
| CRAIG MUNCASTER PUD 10 | *PUD* 102 | 52.45 | 0.03 % | 99.14 % | 10.00 | 144.17 |
| INGLISH 6 PUD 1 | *PUD* 103 | 52.27 | 0.03 % | 99.17 % | 10.00 | 144.18 |
| CRANDALL PUD 1 | *PUD* 104 | 52.03 | 0.03 % | 99.20 % | 10.00 | 144.19 |
| INGLISH 7 PUD 2 | *PUD* 105 | 51.85 | 0.03 % | 99.23 % | 10.00 | 144.18 |
| CRANDALL PUD 2 | *PUD* 106 | 51.58 | 0.03 % | 99.26 % | 10.00 | 144.18 |
| CRANDALL PUD 3 | *PUD* 107 | 51.14 | 0.03 % | 99.28 % | 10.00 | 144.18 |
| CRANDALL PUD 4 | *PUD* 108 | 50.73 | 0.03 % | 99.31 % | 10.00 | 144.19 |
| CRANDALL PUD 5 | *PUD* 109 | 50.30 | 0.03 % | 99.34 % | 10.00 | 144.19 |
| INGLISH 8 PUD 3 | *PUD* 110 | 49.89 | 0.03 % | 99.37 % | 10.00 | 144.21 |
| INGLISH SISTERS 3 | *PDP* 111 | 49.75 | 0.03 % | 99.39 % | 10.00 | 63.66 |
| INGLISH SISTERS 3 (refrac) | *PNP* 113 | 49.51 | 0.03 % | 99.42 % | 10.00 | 65.46 |
| INGLISH D PUD 1 | *PUD* 114 | 49.47 | 0.03 % | 99.45 % | 10.00 | 144.20 |
| INGLISH D PUD 2 | *PUD* 115 | 49.03 | 0.03 % | 99.48 % | 10.00 | 144.11 |
| NOBLES PUD 1 | *PUD* 116 | 48.70 | 0.03 % | 99.50 % | 10.00 | 144.16 |
| INGLISH B 2 | *PDP* 117 | 47.57 | 0.03 % | 99.53 % | 10.00 | 53.83 |
| KEW MUNCASTER 2 PUD 1 | *PUD* 118 | 47.49 | 0.03 % | 99.56 % | 10.00 | 144.17 |
| SHERMAN MUNCASTER 3 PUD 1 | *PUD* 119 | 47.10 | 0.03 % | 99.58 % | 10.00 | 144.19 |
| SHERMAN MUNCASTER 4 PUD 2 | *PUD* 120 | 46.70 | 0.03 % | 99.61 % | 10.00 | 144.18 |
| MUNCASTER 4 PUD 1 | *PUD* 121 | 46.30 | 0.03 % | 99.63 % | 10.00 | 144.18 |
| INGLISH 3 (refrac) | *PNP* 123 | 45.71 | 0.03 % | 99.66 % | 10.00 | 73.11 |
| SHERMAN MUNCASTER 2 | *PDP* 124 | 45.26 | 0.03 % | 99.68 % | 10.00 | 67.10 |
| CRAIG MUNCASTER 4 | *PDP* 125 | 44.22 | 0.02 % | 99.71 % | 10.00 | 54.74 |
| INGLISH B 3 (refrac) | *PNP* 127 | 42.16 | 0.02 % | 99.73 % | 10.00 | 67.85 |
| FLEMING -A- MULTI | *PDP* 128 | 34.37 | 0.02 % | 99.75 % | 10.00 | 84.09 |
| WILSON 1 | *PNP* 129 | 33.53 | 0.02 % | 99.77 % | 10.00 | 37.57 |
| MCKINNEY PECAN GAP PUD 1 | *PUD* 130 | 32.46 | 0.02 % | 99.79 % | 10.00 | 59.84 |
| MCKINNEY PECAN GAP PUD 2 | *PUD* 131 | 32.34 | 0.02 % | 99.80 % | 10.00 | 59.84 |
| FLETCHER 1 | *PDP* 132 | 30.54 | 0.02 % | 99.82 % | 10.00 | 34.97 |
| CRAIG MUNCASTER 4 (refrac) | *PNP* 134 | 29.97 | 0.02 % | 99.84 % | 10.00 | 46.78 |
| MUNCASTER 2 | *PDP* 135 | 29.76 | 0.02 % | 99.85 % | 10.00 | 33.65 |
| INGLISH B 1 (refrac) | *PNP* 137 | 29.10 | 0.02 % | 99.87 % | 10.00 | 39.83 |

**ATTACHMENT B - 2**

**FORREST A. GARB & ASSOCIATES, INC.**

# Properties Ranked by Discounted Value

As Of Date : 4/1/2007
Discount Rate (%) : 10.000

6/28/2007
11:14:07AM

**Project Name :** ReoStar Energy
**Partner :** All Cases

| Property Name | Rank | Discounted Net Value (M$) | Percent of Total Value | Cum. Percent | Disc. Rate (%) | Non-Disc. Cash (M$) |
|---|---|---|---|---|---|---|
| NOBLES 1 (refrac) | *PNP* 139 | 28.83 | 0.02 % | 99.89 % | 10.00 | 31.97 |
| INGLISH 4 | *PDP* 140 | 27.62 | 0.02 % | 99.90 % | 10.00 | 34.90 |
| INGLISH B 2 (refrac) | *PNP* 142 | 24.77 | 0.01 % | 99.92 % | 10.00 | 31.82 |
| BARRY 2H | *PDP* 143 | 24.74 | 0.01 % | 99.93 % | 10.00 | 39.81 |
| PHILLIPS 1 | *PDP* 144 | 24.25 | 0.01 % | 99.94 % | 10.00 | 29.81 |
| INGLISH SISTERS 4 | *PDP* 145 | 19.14 | 0.01 % | 99.95 % | 10.00 | 21.51 |
| CRAIG MUNCASTER 7 (refrac) | *PNP* 147 | 18.71 | 0.01 % | 99.96 % | 10.00 | 30.90 |
| JACKSON ELLA MULTI | *PDP* 148 | 17.74 | 0.01 % | 99.97 % | 10.00 | 29.03 |
| PHILLIPS 2 | *PDP* 149 | 11.94 | 0.01 % | 99.98 % | 10.00 | 12.51 |
| INGLISH 4 (refrac) | *PNP* 151 | 10.44 | 0.01 % | 99.99 % | 10.00 | 17.66 |
| CRAIG MUNCASTER 3 | *PDP* 152 | 8.12 | 0.00 % | 99.99 % | 10.00 | 8.99 |
| CRAIG MUNCASTER 5 | *PDP* 153 | 7.65 | 0.00 % | 99.99 % | 10.00 | 7.88 |
| CRAIG MUNCASTER 6 | *PDP* 154 | 4.66 | 0.00 % | 100.00 % | 10.00 | 4.71 |
| INGLISH D 1 | *PDP* 155 | 2.21 | 0.00 % | 100.00 % | 10.00 | 2.29 |
| HILL GILLETTE 108 | *PDP* 156 | 1.33 | 0.00 % | 100.00 % | 10.00 | 1.46 |
| MCCOY 1 & 3 | *PDP* 157 | 1.17 | 0.00 % | 100.00 % | 10.00 | 1.17 |
| MUNCASTER 3 | *PDP* 158 | 0.59 | 0.00 % | 100.00 % | 10.00 | 0.60 |
| BARTH 37 | *PDP* 159 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| BENTON MULTI | *PDP* 160 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| BOUNDS REX T MULTI | *PDP* 161 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| CENTRAL PETROLEUM CO NO 1 71 R | *PDP* 162 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| CHAPMAN -C- MULTI | *PDP* 163 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| CRANDALL 1 | *PDP* 164 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| DREEBEN CEN PET NO 2 13 | *PDP* 165 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| GARVIN J A 6W | *PDP* 166 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| GIBSON 15I | *PDP* 167 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| INGLISH 2 | *PDP* 168 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| KERR 1 & 2 MULTI | *PDP* 169 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| KING -B- MULTI | *PDP* 170 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| MCCOY 2 | *PDP* 171 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| MIRUS SOUTH MULTI | *PDP* 172 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| MUNSEY & MUNSEY MULTI | *PDP* 173 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| NOBLES 1 | *PDP* 174 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| PIERCE 16R | *PDP* 175 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| TATUM -A- MULTI | *PDP* 176 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| WORTHEY J A MULTI | *PDP* 177 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| WRIGHT -A- MULTI | *PDP* 178 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| WRIGHT J J W & H 24R | *PDP* 179 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| A1 POWELL 1 | *PNP* 180 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| A1 POWELL 2 | *PNP* 181 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| CRANDALL 2 | *PNP* 182 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| GARVIN 291 | *PNP* 183 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| MCKINNEY BERTHA 95 | *PNP* 184 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| WRIGHT -B- 9 R | *PNP* 185 | 0.00 | 0.00 % | 100.00 % | 10.00 | 0.00 |
| **Grand Total :** | | **180,968.26** | | | | **471,679.90** |

# ATTACHMENT C

## DEFINITIONS FOR OIL AND GAS RESERVES

FORREST A. GARB & ASSOCIATES, INC.

## DEFINITIONS FOR OIL AND GAS RESERVES*

### Proved Oil and Gas Reserves

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, *i.e.*, prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

1. Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes: (a) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any; and (b) the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

2. Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the "proved" classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.

3. Estimates of proved reserves do not include the following: (a) oil that may become available from known reservoirs but is classified separately as "indicated additional reserves"; (b) crude oil, natural gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors; (c) crude oil, natural gas, and natural gas liquids, that may occur in undrilled prospects; and (d) crude oil, natural gas, and natural gas liquids, that may be recovered from oil shales, coal, gilsonite, and other such sources.

### Proved Developed Oil and Gas Reserves

Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

---

*Proved Reserves Definitions In Accordance With Securities and Exchange Commission Regulation S-X.

**Proved Undeveloped Reserves**

Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

FORREST A. GARB & ASSOCIATES, INC.

## ATTACHMENT D

## GENERAL COMMENTS

## GENERAL COMMENTS

(1) The reserve estimates presented in this report have been calculated using deterministic procedures. The reserves shown in this report are those estimated to be recoverable under the guidelines of the Securities and Exchange Commission (SEC). The definition for proved oil and gas reserves in accordance with SEC Regulation S-X are set forth in this report.

(2) The estimated future net revenue shown in the cash flow projections is that revenue which should be realized from the sale of the estimated net reserves. Surface and well equipment salvage values have not been considered in the revenue projections. Future net revenue as stated in this report is before the deduction of federal income tax.

(3) The discounted future net revenue is not represented to be the fair market value of these reserves. The estimated reserves included in the cash flow projections have not been adjusted for risk.

(4) The reserves included in this study are estimates only and should not be construed as exact quantities. Future conditions may affect recovery of estimated reserves and revenue, and all categories of reserves may be subject to revision as more performance data become available.

(5) Extent and character of ownership, oil and gas prices, production data, direct operating costs, required capital expenditures, and other data furnished have been accepted as represented. No independent well tests, property inspections, or audits of operating expenses were conducted by our staff in conjunction with this study.

(6) If investments or business decisions are to be made in reliance on these estimates by anyone other than our client, such a person, with the approval of our client, is invited to visit our offices at his own expense so that he can evaluate the assumptions made and the completeness and extent of the data available on which our estimates are based.

(7) Gas contract differences, including take or pay claims, are not considered in this report.

(8) Gas sales imbalances have not been taken into account in the reserve estimates.

(9) Unless otherwise stated in the text, existing or potential liabilities stemming from environmental conditions caused by current or past operating practices have not been considered in this report. No costs are included in the projections of future net revenue or in our economic analyses to restore, repair, or improve the environmental conditions of the properties studied to meet existing or future local, state, or federal regulations.

(10) Any distribution of this report or any part thereof must include these general comments and the cover letter in their entirety.

(11) This report was prepared under the supervision of W.D. Harris III, Registered Professional Engineer No. 75222, State of Texas.